UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-23201

     Versus Capital Real Assets Fund LLC

(Exact name of registrant as specified in charter)

5050 South Syracuse Street, Suite 1100

         Denver, CO 80237

(Address of principal executive offices) (Zip code)

Mark D. Quam

c/o Versus Capital Advisors LLC

5050 South Syracuse Street, Suite 1100

     Denver, CO 80237

(Name and address of agent for service)

COPY TO:

David C. Sullivan, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Registrant’s telephone number, including area code:  (877) 200-1878

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

VERSUS CAPITAL

REAL ASSETS FUND LLC

Annual Report

March 31, 2024

VERSUS CAPITAL ADVISORS LLC

This report is for shareholders of Versus Capital Real Assets Fund LLC. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of the Fund are distributed by Foreside Funds Distributors LLC, Portland, Maine.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Notice

This notice describes the Fund’s privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information (“Personal Information”) for business purposes, such as to process requests and transactions, to maintain accounts, and to provide customer service. Personal Information is obtained from the following sources:

•	Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•	Written and electronic correspondence, including telephone contacts; and

•

Transaction history, including information about the Fund’s transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries.

The Fund limits access to Personal Information to those employees and service providers who need to know that information for business purposes. Employees are required to maintain and protect the confidentiality of Personal Information. The Adviser, on behalf of the Fund, maintains written policies and procedures that address physical, electronic and administrative safeguards designed to protect Personal Information.

The Fund may share Personal Information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only as authorized by exceptions to Regulation S-P’s opt-out requirements, for example, if it is necessary to effect, administer, or enforce a transaction that an investor requests or authorizes; (ii) in connection with processing or servicing a financial product or service an investor requests or authorizes; and (iii) in connection with maintaining or servicing the investor’s account with the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

VERSUS CAPITAL REAL ASSETS FUND LLC

Shareholder Letter

March 31, 2024 (Unaudited)

Dear Shareholders,

The quarters preceding Versus Capital Real Assets Fund’s (the “Fund” or “VCRRX”) 2024 fiscal year end saw stickier inflation and a decreased probability of the Federal Reserve cutting interest rates. The market is now expecting less than two rate cuts in 2024, compared to the six or more forecast at the start of the calendar year. Higher for longer interest rates continue to be a headwind for many risk assets, particularly real estate. However, the potential diversification benefits of real asset investments in infrastructure, farmland, and timberland continue to be evident as VCRRX was insulated from much of the volatility experienced by the broader market. As of the Fund’s March 31, 2024 fiscal year end, the Fund provided shareholders exposure to a globally diversified portfolio of infrastructure, farmland, and timberland assets across approximately 900 distinct investments.

The Fund’s investments in infrastructure provide exposure to a wide variety of critical infrastructure assets including energy (e.g. midstream and liquefied natural gas), digital, renewables, transportation, utilities, and social infrastructure assets. Private infrastructure, both equity and debt, performed well, delivering +7.42% (net of private fund fees and expenses) and +11.22% (net of private fund fees and expenses) returns, respectively, over the twelve-month period ended March 31, 2024. High inflation environments generally are beneficial for infrastructure as contracts typically have inflation escalators that result in revenue increases in excess of cost increases. Higher interest rates placed some upward pressure on infrastructure discount rates, but this increase was offset by increased income and strong investor demand. GDP-linked infrastructure investments, including ports, rails, toll roads, and airport investments, continued to recover from the pandemic and in most cases usage/traffic now exceeds pre-pandemic levels. The drastic surge in Artificial Intelligence -related investment has been a boon to the digital infrastructure space, particularly data centers and this is a sector that we believe will drive fund performance over the near- and mid-term. AI will likely also be a significant tailwind to traditional and renewable energy as AI technology needs a vast amount of energy and will require significant investment in the grid to cope with increased demand.

The Fund’s agricultural positions produced a +3.67% (net of private fund fees and expenses) return for the twelve-month period ended March 31,2024. Strong crop yields and lower input prices positively affected farm income despite a decrease in crop prices. Elevated farmer income and robust demand from both investors and operators pushed up farmland values and led to an attractive appreciation return. We continue to be pleased with the Fund’s diversified portfolio of row, permanent, and specialty crops, spread across seven private investment funds and direct positions. While there may be some short-term headwinds facing the sector, such as soft crop prices and forecast decline in farm income, we remain positive on the long-term secular demand drivers behind farmland, such as a growing global population, higher per capita calorie consumption, and increasing demand for natural capital solutions.

The Fund’s timberland holdings generated a +4.71% return (net of private fund fees and expenses) for the twelve-month period ended March 31, 2024. There was some softness in global timber markets as high mortgage rates negatively impacted housing starts, which dampened timber demand. Pulp-wood pricing fell sharply during 2023 due to oversupply issues, but we remain positive on the long-term demand drivers behind the space, namely increased e-commerce usage. Investment into new lumber mill capacity in the US South continues, which should be another tailwind to timber demand due to increased demand from mills. Natural capital solution buyers continue to enter the space due to its strong “ESG” (environmental, social, governance) and carbon capture characteristics, which has led to an increase in land values. The US housing market remains structurally undersupplied, which we believe will be an enduring tailwind to the timber space as the housing sector is the biggest source of demand for timber domestically.

While positive, VCRRX’s public portfolio was the worst performing sub-sector during fiscal year 2024. The Fund’s public sector allocation, managed by Brookfield and Lazard, produced a +1.54% (net) return for the year ending March 31, 2024. The Fund’s target public sectors largely missed out on the tech-based rally that the broader equity market experienced in calendar 2023. We remain optimistic that 2024 will be a better year for listed infrastructure markets as valuations have been relatively suppressed compared to the broader market.

The Fund finished its fiscal year ended March 31, 2024, with positive performance generating a +3.25% net return over the trailing twelve-month period; this trailed the S&P Real Assets Index return of +5.50% over the same time period. Over the medium and long-term, VCRRX has generated annualized net returns of +4.89% and +4.44% over the trailing five-year and since-inception periods, respectively. The Fund’s inception date is September 18, 2017. These returns compare favorably to the S&P Real Assets Index returns of +3.46%, and +3.38% over the same time periods. We are generally pleased with the Fund’s allocations, though we are actively pursuing an increase to the private infrastructure debt allocation due to the sector’s strong risk-adjusted returns in the current high interest rate environment.

Performance Disclosure: Quoted performance is net of all fees and expenses. Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month end may be obtained by calling 877-200-1878.

VERSUS CAPITAL REAL ASSETS FUND LLC

Shareholder Letter

March 31, 2024 (Unaudited) (continued)

The Fund continues to provide exposure to a variety of real asset sectors that we believe are critical to the functioning of modern society (resulting in consistent demand profiles) and are positioned to excel the current inflationary environment continues for longer than expectations. We remain committed to investing capital on behalf of our shareholders and continuing to source unique and compelling investments. In closing, on behalf of myself and our employees, thank you for your investment in and commitment to our Fund. We consider it a privilege to invest on your behalf.

Sincerely,

Mark Quam
Chief Executive Officer
Versus Capital Advisors LLC

VERSUS CAPITAL REAL ASSETS FUND LLC

Fund Performance

March 31, 2024 (Unaudited)

 Average Annual Total Returns(a) for the periods ended March 31, 2024

			Since
			Inception
	1 Year	5 Year	(September 18, 2017)
Versus Capital Real Assets Fund LLC(b)	3.25%	4.89%	4.44%
S&P Real Assets Index(c)	5.50%	3.46%	3.38%	(d)

Growth of $10,000 for periods ended March 31, 2024(a),(b)

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on September 18, 2017 for the years indicated. For comparison, the same investment is shown in the indicated index.

(a)	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
(b)

Total return is calculated using the net asset value of the Fund on the beginning and ending date of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at the Fund’s net asset value. The Fund intends to make regular quarterly distributions to shareholders. The level of quarterly distributions is not fixed. Each distribution is based upon both actual and estimated cash flows received from the Fund’s investments as well as the tax requirements under which it operates and therefore may ultimately include returns of capital. Returns are not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the repurchase of Fund shares. The Fund’s gross expense ratio as of its Prospectus dated July 27, 2023 was 1.48%.

(c)	The index is unmanaged and is not available for direct investment. Its performance does not reflect the expenses associated with the active management of a portfolio.
(d)	Represents the average annual return of the index from the Fund’s inception date.

VERSUS CAPITAL REAL ASSETS FUND LLC

Fund Performance

March 31, 2024 (Unaudited) (continued)

Definitions & Index Descriptions

S&P Real Assets Index is an unmanaged index designed to measure global property, infrastructure, commodities, and inflation-linked bonds using liquid and investable component indices that track public equities, fixed income, and futures. It is not possible to invest directly in an index.

Discount Rate is the interest rate used in discounted cash flow modeling to estimate the value of an investment based on its expected future cash flows.

An investment in the Fund is subject to a high degree of risk. These risks include, but are not limited to, the following: Real Assets entails special risks, including tenant default, environmental problems, and adverse changes in local economies. The Fund is “non-diversified” under the Investment Company Act of 1940. Changes in the market value of a single holding may cause greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended as a complete investment program but instead as a way to help investors diversify into real assets. Diversification does not ensure a profit or guarantee against a loss. A multi-manager strategy involves certain risks. For example, it is possible that some Investment Managers may take similar market positions, thereby interfering with the Fund’s investment goal. The Fund and underlying Investment Managers may borrow as an investment strategy, up to one third of the Fund’s gross asset value. Borrowing presents opportunities to increase the Fund’s return, but potentially increases the losses as well. The Adviser and Investment Managers manage portfolios for themselves and other clients. A conflict of interest between the Fund and these other parties may arise which could disadvantage the Fund. For example, a suitable but limited investment opportunity might be allocated to another client rather than to the Fund. The Fund does not intend to list its Shares on any securities exchange during the offering period, and a secondary market in the Shares is not expected to develop. There is no guarantee that shareholders will be able to sell all of their tendered shares during a quarterly repurchase offer. An investment is not suitable for investors that require liquidity, other than through the Fund’s repurchase policy. You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Versus Capital Real Assets Fund LLC

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Versus Capital Real Assets Fund LLC (the “Fund”), including the portfolio of investments, as of March 31, 2024, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, underlying fund managers and brokers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Fund’s auditor of one or more investment companies in the Fund’s investment company group since 2011.

Philadelphia, Pennsylvania
May 30, 2024

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2024

Shares		Value

Private Investment Funds(a) - 82.1%
	Diversified – 82.1%
89,117	AEW Cold Storage Fund(b)	$99,662,486
13,810	AgriVest Farmland Fund L.P	32,547,234
37,501	Blackstone Infrastructure Partners LP	67,099,996
196,682	BTG Pactual Open Ended Core US(c)(d)	305,032,121
—	Ceres Farmland Holdings LP(b)(e)	226,539,697
27,528,693	DigitalBridge Credit(b)	25,133,696
43,380,040	Global Diversified Infrastructure Fund	75,919,408
82,018	Hancock Timberland and Farmland Fund LP(b)	86,974,976
207,168	Harrison Street Social Infrastructure Fund LP(b)	276,657,921
196,541	IFC Core Farmland Fund LP(c)(d)	250,601,491
—	IFM Global Infrastructure Fund LP(f)	55,534,324
—	IFM USIDF (US) A LP(g)	13,576,402
91,468,058	IIF Hedged LP	86,885,508
—	Infrastructure Debt Fund III(b)(h)	10,714,010
121,515	Jamestown Timberland Fund(c)(i)	164,413,324
40,756	Macquarie Global Infrastructure Fund	44,719,623
101,592	National Data Center Fund(b)	135,226,287
123,180	Nuveen - Global Farmland Fund(b)	120,217,572
—	RMS Evergreen US Forestland Fund LP(b)(j)	97,942,430
87,250	US Core Farmland Fund LP(c)(i)	141,094,027
—	Versus Capital Real Assets Sub-REIT ll, LLC(c)(k)(l)	105,031,520

	Total Private Investment Funds	2,421,524,053

	(Cost $2,008,495,975)

Common Stocks - 12.3%
	Agricultural Biotech – 0.0%
17,489	Corteva, Inc.	1,008,591

	Agricultural Chemicals – 0.1%
10,879	CF Industries Holdings, Inc.	905,242
13,062	Nutrien, Ltd.	709,397

		1,614,639

	Agricultural Operations – 0.0%
7,572	Bunge Global SA	776,281

	Airport Development/Maintenance – 0.9%
24,923	Aena SME SA, 144A	4,908,673
2,964,298	Auckland International Airport, Ltd.	14,788,016
	Grupo Aeroportuario del Pacifico SAB de CV, Class B
326,316	Shares	5,241,038
54,014	Japan Airport Terminal Co., Ltd.	2,134,424

		27,072,151

	Building & Construction Production-Miscellaneous – 0.0%
2,826	Louisiana-Pacific Corp.	237,130

	Building Production-Wood – 0.0%
30,200	Dexco	46,486
3,962	Interfor Corp.(m)	61,892
4,082	Stella-Jones, Inc.	238,070
18,745	Svenska Cellulosa AB SCA, Class B Shares	288,186
3,194	West Fraser Timber Co., Ltd.	275,789

		910,423

	Building-Heavy Construction – 1.0%
416,362	Cellnex Telecom SA, 144A	14,728,682
355,992	Ferrovial SE	14,094,382

		28,823,064

Shares		Value
	Chemicals-Diversified – 0.0%
4,822	Croda International, PLC	$298,363
3,626	FMC Corp.	230,976

		529,339

	Chemicals-Plastics – 0.0%
57,100	Orbia Advance Corp. SAB de CV	119,287

	Chemicals-Specialty – 0.1%
3,043	Balchem Corp.	471,513
3,664	DSM-Firmenich AG	416,714
11,719	Novozymes A/S, Class B Shares	689,330

		1,577,557

	Consulting Services – 0.0%
6,594	Bureau Veritas SA	201,338

	Containers-Paper/Plastic – 0.1%
32,849	Graphic Packaging Holding Co.	958,534
29,000	Klabin SA	145,827
8,122	Metsa Board Oyj, Class B Shares	61,531
866	Packaging Corp. of America	164,349
24,381	SIG Group AG	540,631
29,947	Stora Enso Oyj, Class R Shares	416,444
4,122	Westrock Co.	203,833

		2,491,149

	Diagnostic Equipment – 0.0%
12,821	Neogen Corp.(m)	202,315

	Electric-Distribution – 1.0%
1,513,780	National Grid, PLC	20,396,688
129,470	Sempra Energy	9,299,830

		29,696,518

	Electric-Generation – 0.3%
43,276	Orsted A/S, 144A(m)	2,418,214
132,312	RWE AG	4,496,915

		6,915,129

	Electric-Integrated – 4.0%
70,995	Ameren Corp.(n)	5,250,790
222,428	CenterPoint Energy, Inc.(n)	6,336,974
625,636	CLP Holdings, Ltd.	4,990,225
99,363	CMS Energy Corp.	5,995,563
142,437	DTE Energy Co.	15,972,885
85,407	Duke Energy Corp.(n)	8,259,711
60,757	Entergy Corp.(n)	6,420,800
596,832	Equatorial Energia SA	3,891,296
71,662	Eversource Energy	4,283,238
411,494	NextEra Energy, Inc.(n)	26,298,581
1,155,146	PG&E Corp.(n)	19,360,247
95,411	Public Service Enterprise Group, Inc.	6,371,547
64,033	Xcel Energy, Inc.	3,441,774

		116,873,631

	Electric-Transmission – 0.4%
593,461	Red Electrica Corp. SA	10,136,940

	Fisheries – 0.0%
35,155	Mowi ASA	645,752
3,291	Salmar ASA	217,200

		862,952

	Food-Miscellaneous/Diversified – 0.0%
7,038	Kerry Group, PLC, Class A Shares	603,059

	Forestry – 0.0%
3,929	Canfor Corp.(m)	49,629

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2024 (continued)

Shares		Value
	Gas-Distribution – 0.5%
179,664	AltaGas, Ltd.	$3,968,511
1,187,032	China Resources Gas Group, Ltd.	3,787,879
225,474	ENN Energy Holdings, Ltd.	1,754,404
225,324	NiSource, Inc.(n)	6,232,462

		15,743,256

	Machinery-Farm – 0.1%
4,261	Ag Growth International, Inc.	193,020
8,591	AGCO Corp.	1,056,865
57,996	Cnh Industrial Nv	751,628
2,293	Deere & Co.	941,827
38,100	Kubota Corp.	597,779
3,114	Lindsay Corp.	366,393

		3,907,512

	Machinery-General Industrial – 0.0%
20,947	Hexagon AB, Class B Shares	247,613

	Medical-Drugs – 0.0%
4,243	Zoetis, Inc.	717,958

	Office Supplies & Forms – 0.0%
577	Avery Dennison Corp.	128,815

	Paper & Related Products – 0.1%
4,721	Billerud AB	42,365
7,320	Cascades, Inc.	53,446
3,348	Holmen AB, Class B Shares	136,196
2,403	International Paper Co.	93,765
5,862	Mondi PLC	103,329
78,000	Nine Dragons Paper Holdings, Ltd.(m)	32,520
5,900	Nippon Paper Industries Co., Ltd.	45,656
38,800	Oji Holdings Corp.	161,075
14,013	Smurfit Kappa Group, PLC	638,935
22,300	Suzano SA	284,474
30,171	UPM-Kymmene Oyj	1,005,197

		2,596,958

	Pastoral & Agricultural – 0.0%
8,213	Darling Ingredients, Inc.(m)	381,987

	Pipelines – 1.7%
125,313	Cheniere Energy, Inc.(n)	20,210,481
17,209	ONEOK, Inc.	1,379,645
41,707	Targa Resources Corp.(n)	4,670,767
140,956	TC Energy Corp.	5,665,088
484,536	Williams Cos., Inc./The	18,882,368

		50,808,349

	Public Thoroughfares – 0.4%
1,324,470	Transurban Group	11,489,940

	Steel Pipe & Tube – 0.0%
2,318	Valmont Industries, Inc.	529,153

	Transport-Rail – 1.0%
48,222	Canadian Pacific Kansas City, Ltd.	4,251,710
142,902	CSX Corp.	5,297,377
731,916	East Japan Railway Co.	14,041,911
731,529	Rumo SA	3,236,557
83,048	West Japan Railway Co.	1,730,734

		28,558,289

Shares		Value
	Water – 0.6%
329,111	Pennon Group, PLC	$2,687,638
488,489	Severn Trent, PLC	15,242,448

		17,930,086

	Total Common Stocks	363,741,038

	(Cost $353,584,177)

Warrants - 0.0%
	Diversified – 0.0%
1	Spearmint Renewable Development Company, LLC(l)(m)	0

	Total Warrants	0

	(Cost $0)

Real Estate Investment Trust - 0.9%
	REITS-Diversified – 0.9%
5,656	American Tower Corp., REIT(n)	1,117,569
173,244	Crown Castle, Inc., REIT(n)	18,334,413
17,579	PotlatchDeltic Corp., REIT	826,565
19,727	Rayonier, Inc., REIT	655,725
25,863	SBA Communications Corp., REIT(n)	5,604,512
29,623	Weyerhaeuser Co., REIT	1,063,762

		27,602,546

	Total Real Estate Investment Trust	27,602,546

	(Cost $35,705,918)
Par

Corporate Debts - 4.3%
	Cable/Satellite TV – 0.4%
$ 280,000	Altice Financing SA, 144A, 5.75%, 8/15/2029	224,622
305,000	Cable One, Inc., 144A, 4.00%, 11/15/2030(n)	238,260
2,820,000	CCO Holdings, LLC / CCO Holdings Capital Corp., 144A, 4.75%, 3/1/2030(n)	2,423,129
1,180,000	Charter Communications Operating, LLC / Charter Communications Operating Capital, 2.80%, 4/1/2031(n)	967,414
210,000	CSC Holdings LLC, 144A, 11.75%, 1/31/2029(n)	210,459
595,000	CSC Holdings, LLC, 4.63%, 12/1/2030, 144A(n)	302,623
1,743,000	4.50%, 11/15/2031, 144A(n)	1,235,625
730,000	Directv Financing, LLC / Directv Financing Co.-Obligor, Inc., 144A, 5.88%, 8/15/2027(n)	691,063
1,605,000	DISH Network Corp., 144A, 11.75%, 11/15/2027(n)	1,640,167
720,000	GCI, LLC, 144A, 4.75%, 10/15/2028(n)	660,831
200,000	Telenet Finance Luxembourg Notes Sarl, 144A, 5.50%, 3/1/2028	188,673
330,000	UPC Broadband Finco BV, 144A, 4.88%, 7/15/2031(n)	294,838
1,375,000	Virgin Media Secured Finance, PLC, 144A, 4.50%, 8/15/2030(n)	1,186,816
185,000	VZ Secured Financing BV, 144A, 5.00%, 1/15/2032(n)	159,021
330,000	Ziggo Bond Co. BV, 144A, 5.13%, 2/28/2030(n)	282,824

		10,706,365

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2024 (continued)

Par		Value
	Cellular Telecom – 0.2%
$ 705,000	Altice France SA, 144A, 5.50%, 1/15/2028(n)	$501,374
	Rogers Communications, Inc.,
840,000	3.80%, 3/15/2032	755,356
1,630,000	UST + 3.59% , 5.25%, 3/15/2082, 144A(n)(o)	1,564,539
	T-Mobile USA, Inc.,
1,252,000	3.50%, 4/15/2031(n)	1,131,792
840,000	3.40%, 10/15/2052(n)	596,336
	Vodafone Group, PLC,
525,000	USSWAP + 4.87%, 7.00%, 4/4/2079(n)(o)	542,351
679,000	UST + 2.77%, 4.13%, 6/4/2081(n)(o)	585,942

		5,677,690

	Electric-Distribution – 0.4%
	Lackawanna Energy Center,
8,163,420	SOFR + 5.00%, 10.33%, 8/4/2029(p)(q)	8,132,807
1,774,892	SOFR + 5.00%, 10.33%, 8/4/2029(p)(q)	1,768,236
950,000	NSTAR Electric Co., 3.25%, 5/15/2029(n)	891,540
305,000	Sempra, UST + 2.79%, 6.88%, 10/1/2054(o)	308,445
960,000	Sempra Energy, UST + 4.55%, 4.88%, 10/15/2070(n)(o)	941,706

		12,042,734

	Electric-Generation – 0.1%
620,000	Atlantica Sustainable Infrastructure, PLC, 144A, 4.13%, 6/15/2028(n)	570,169
950,000	Vistra Operations Co. LLC, 144A, 7.75%, 10/15/2031	995,610

		1,565,779

	Electric-Integrated – 0.7%
2,065,000	AES Corp., 2.45%, 1/15/2031(n)	1,691,016
	American Electric Power Co., Inc.,
1,105,000	4.30%, 12/1/2028(n)	1,069,202
835,000	3.25%, 3/1/2050(n)	580,050
475,000	Black Hills Corp., 5.95%, 3/15/2028(n)	490,637
1,050,000	CMS Energy Corp., UST + 4.12%, 4.75%, 6/1/2050(n)(o)	968,304
1,000,000	Dominion Energy, Inc., 3.90%, 10/1/2025(n)	978,417
847,000	DTE Electric Co., 2.63%, 3/1/2031(n)	733,482
2,045,000	Duke Energy Carolinas, LLC, 2.45%, 8/15/2029(n)	1,810,713
505,000	Emera US Finance LP, 3.55%, 6/15/2026(n)	485,121
1,085,000	Emera, Inc., 3L + 5.44% , 6.75%, 6/15/2076(n)(o)	1,075,641
1,845,000	Entergy Corp., 2.80%, 6/15/2030(n)	1,613,765
560,000	FirstEnergy Corp., 3.40%, 3/1/2050(n)	386,551
	NextEra Energy Capital Holdings, Inc.,
1,320,000	SOFR + 2.39%, 7.72%, 6/15/2067(n)(q)	1,266,739
260,000	UST + 2.55%, 3.80%, 3/15/2082(n)(o)	237,180
870,000	Pacific Gas and Electric Co., 4.95%, 7/1/2050(n)	749,113

Par		Value
	Electric-Integrated - (continued)
$ 934,000	PPL Capital Funding, Inc., SOFR + 2.93%, 8.24%, 3/30/2067(n)(q)	$925,802
1,770,000	Public Service Co. of Colorado, 1.88%, 6/15/2031(n)	1,432,379
1,775,000	Southern California Edison Co., 2.25%, 6/1/2030(n)	1,510,209
1,665,000	Southern Co., 3.70%, 4/30/2030(n)	1,544,704

		19,549,025

	Gas-Distribution – 0.1%
1,960,000	NiSource, Inc., 2.95%, 9/1/2029(n)	1,771,285
1,659,000	Sempra Global, 144A, 3.25%, 1/15/2032(n)	1,373,374

		3,144,659

	Independent Power Producer – 0.2%
1,155,000	Calpine Corp., 144A, 5.13%, 3/15/2028(n)	1,109,480
1,218,000	Clearway Energy Operating, LLC, 144A, 3.75%, 2/15/2031(n)	1,046,609
	NRG Energy, Inc.,
1,435,000	2.45%, 12/2/2027, 144A(n)	1,290,643
905,000	5.25%, 6/15/2029, 144A	865,961
685,000	3.63%, 2/15/2031, 144A	591,818

		4,904,511

	Internet Connective Services – 0.0%
1,035,000	Cogent Communications Group, Inc., 144A, 3.50%, 5/1/2026(n)	985,958

	Internet Telephony – 0.0%
1,300,000	Cablevision Lightpath, LLC, 144A, 3.88%, 9/15/2027(n)	1,168,553

	Machinery-Pumps – 0.0%
685,000	Mueller Water Products, Inc., 144A, 4.00%, 6/15/2029(n)	621,957
535,000	Xylem, Inc., 2.25%, 1/30/2031(n)	451,407

		1,073,364

	Multimedia – 0.0%
1,000,000	NBCUniversal Media, LLC, 4.45%, 1/15/2043(n)	888,783

	Non-hazardous Waste Disposal – 0.1%
	GFL Environmental, Inc.,
795,000	3.50%, 9/1/2028, 144A(n)	729,117
68,000	6.75%, 1/15/2031, 144A(n)	69,772
1,410,000	Waste Connections, Inc., 4.20%, 1/15/2033(n)	1,326,339
565,000	Waste Management, Inc., 1.50%, 3/15/2031(n)	454,984

		2,580,212

	Oil Refining & Marketing – 0.1%
1,176,000	Parkland Corp., 144A, 4.50%, 10/1/2029(n)	1,088,762
443,000	Sunoco LP / Sunoco Finance Corp., 4.50%, 5/15/2029(n)	412,180

		1,500,942

	Pipelines – 1.4%
1,170,000	Antero Midstream Partners LP / Antero Midstream Finance Corp., 144A, 5.38%, 6/15/2029(n)	1,126,248

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2024 (continued)

Par		Value
	Pipelines - (continued)
$ 1,460,000	Buckeye Partners LP, 4.13%, 12/1/2027(n)	$1,374,596
1,025,000	Cheniere Corpus Christi Holdings, LLC, 2.74%, 12/31/2039(n)	830,533
1,120,000	Cheniere Energy, Inc., 4.63%, 10/15/2028(n)	1,086,275
920,000	DCP Midstream Operating LP, 5.60%, 4/1/2044(n)	899,609
	DT Midstream, Inc.,
1,240,000	4.13%, 6/15/2029, 144A(n)	1,141,100
815,000	4.30%, 4/15/2032, 144A	741,168
1,350,000	El Paso Natural Gas Co., LLC, 144A, 3.50%, 2/15/2032(n)	1,153,258
	Enbridge, Inc.,
1,090,000	3.13%, 11/15/2029(n)	995,537
1,144,000	SOFR + 3.68% , 5.50%, 7/15/2077(n)(o)	1,086,498
1,100,000	Energy Transfer, 5.75%, 2/15/2033	1,118,222
	Energy Transfer LP,
335,000	UST + 5.13%, 6.75%, 5/15/2025(n)(o)	330,454
560,000	UST + 5.31%, 7.13%, 5/15/2030(n)(o)	548,120
525,000	SOFR + 3.28%, 8.59%, 11/1/2066(n)(q)	477,601
990,000	EnLink Midstream, LLC, 5.38%, 6/1/2029(n)	972,649
	Enterprise Products Operating LLC,
420,000	4.85%, 3/15/2044	392,903
1,040,000	SOFR + 2.83%, 5.38%, 2/15/2078(n)(o)	971,849
	Enterprise Products Operating, LLC,
377,000	2.80%, 1/31/2030(n)	338,082
365,000	SOFR + 3.29%, 5.25%, 8/16/2077(n)(o)	347,263
180,000	SOFR + 3.25%, 8.57%, 8/16/2077(n)(q)	179,970
9,797,000	EPIC Y-Grade Services LP, SOFR + 6.00%, 11.43%, 6/30/2027(p)(q)	9,809,246
1,485,000	EQM Midstream Partners LP, 144A, 4.50%, 1/15/2029(n)	1,393,765
235,000	Genesis Energy LP/Genesis Energy Finance Corp., 7.75%, 2/1/2028	236,361
460,000	Global Partners LP / GLP Finance Corp., 7.00%, 8/1/2027(n)	460,575
92,000	Global Partners LP/GLP Finance Corp., 144A, 8.25%, 1/15/2032(n)	95,467
1,045,000	Hess Midstream Operations LP, 144A, 5.50%, 10/15/2030(n)	1,013,451
580,000	Kinetik Holdings LP, 144A, 5.88%, 6/15/2030(n)	567,853
800,000	MPLX LP, 1.75%, 3/1/2026	748,285
	NuStar Logistics LP,
790,000	5.75%, 10/1/2025(n)	786,621
750,000	5.63%, 4/28/2027	743,085
945,000	ONEOK, Inc., 3.10%, 3/15/2030(n)	845,516
195,000	Plains All American Pipeline LP, SOFR + 4.37%, 9.68%, 11/15/2171(n)(q)	194,742
820,000	Plains All American Pipeline LP / PAA Finance Corp., 3.55%, 12/15/2029(n)	752,844

Par		Value
	Pipelines - (continued)
$1,187,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144A, 6.00%, 12/31/2030(n)	$1,128,533
320,000	Targa Resources Corp., 4.20%, 2/1/2033(n)	291,910
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
515,000	4.88%, 2/1/2031(n)	493,469
1,565,000	4.00%, 1/15/2032(n)	1,409,876
475,000	TransCanada PipeLines Ltd., 4.25%, 5/15/2028	460,694
1,073,000	TransCanada PipeLines, Ltd., 3L + 2.21%, 7.78%, 5/15/2067(n)(q)	971,870
690,000	Venture Global Calcasieu Pass LLC, 144A, 6.25%, 1/15/2030(n)	694,701
700,000	Venture Global LNG, Inc., 144A, 8.38%, 6/1/2031(n)	722,326
1,115,000	Western Midstream Operating LP, 4.75%, 8/15/2028(n)	1,085,513

		41,018,638

	REITS-Diversified – 0.1%
865,000	American Tower Corp., REIT, 3.10%, 6/15/2050(n)	575,399
770,000	Crown Castle, Inc., REIT, 5.20%, 2/15/2049(n)	714,789
	Digital Realty Trust LP,
430,000	3.70%, 8/15/2027, REIT(n)	410,798
660,000	3.60%, 7/1/2029, REIT(n)	608,504
915,000	Equinix, Inc., REIT, 3.20%, 11/18/2029(n)	819,370
760,000	SBA Communications Corp., REIT, 3.88%, 2/15/2027(n)	723,313
320,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 144A, REIT, 10.50%, 2/15/2028(n)	332,054

		4,184,227

	Retail-Propane Distribution – 0.1%
1,000,000	Ferrellgas Escrow LLC / FG Operating Finance Escrow Corp., 144A, 5.88%, 4/1/2029(n)	953,365
1,317,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 144A, 5.00%, 6/1/2031(n)	1,201,675

		2,155,040

	Telecom Services – 0.1%
935,000	Bell Telephone Co. of Canada or Bell Canada, 2.15%, 2/15/2032	756,757
1,220,000	Frontier Communications Holdings, LLC, 144A, 5.00%, 5/1/2028(n)	1,133,304
545,000	Iliad Holding SAS, 144A, 7.00%, 10/15/2028	539,955
850,000	TELUS Corp., 3.40%, 5/13/2032	745,414
240,000	Windstream Escrow, LLC / Windstream Escrow Finance Corp., 144A, 7.75%, 8/15/2028(n)	222,347

		3,397,777

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2024 (continued)

Par		Value
	Telephone-Integrated – 0.2%
$ 795,000	Telecom Italia Capital SA , 6.38%, 11/15/2033(n)	$752,717
1,070,000	AT&T, Inc., 3.80%, 2/15/2027(n)	1,036,287
445,000	Consolidated Communications, Inc., 144A, 6.50%, 10/1/2028(n)	389,830
465,000	Level Financing, Inc., 144A, 10.50%, 5/15/2030(n)	477,788
	Verizon Communications, Inc.,
1,000,000	4.33%, 9/21/2028(n)	978,041
1,090,000	2.65%, 11/20/2040(n)	768,537

		4,403,200

	Television – 0.0%
1,090,000	Videotron, Ltd., 144A, 3.63%, 6/15/2029(n)	986,054

	Transport-Rail – 0.1%
1,000,000	Canadian National Railway Co., 3.85%, 8/5/2032(n)	929,730
1,000,000	CSX Corp., 4.10%, 11/15/2032(n)	942,836
	Union Pacific Corp.,
1,185,000	2.40%, 2/5/2030(n)	1,038,872
900,000	4.50%, 1/20/2033(n)	877,540

		3,788,978

	Total Corporate Debts	125,722,489

	(Cost $130,699,438)

Private Debts - 1.2%
2,734,377	Future Fiber Holdings, LLC., SOFR + 6.50%, 11.83%, 5/1/2028(a)(l)(q)(r)	2,770,197
1,062,650	Future Fiber Holdings, LLC., SOFR + 6.50%, 11.82%, 5/1/2028(a)(l)(q)(r)	1,076,570
666,667	Future Fiber Holdings, LLC., SOFR + 6.50%, 11.82%, 5/1/2028(a)(l)(q)(r)	675,400
5,833,333	Future Fiber Holdings, LLC. Unfunded, 1.00%, 5/1/2025(a)(l)	117,875
569,231	Spearmint Renewable Development Company, LLC Tranche A, 13.75%, 6/9/2027(a)(l)	561,094
2,336,965	Spearmint Renewable Development Company, LLC Tranche A, 13.75%, 6/9/2027(a)(l)(r)	2,304,419
1,430,769	Spearmint Renewable Development Company, LLC Tranche B, 10.75%, 9/9/2025(a)(l)	1,411,730
5,841,066	Spearmint Renewable Development Company, LLC Tranche B, 10.75%, 9/9/2025(a)(l)(r)	5,764,909
20,000,000	Vantage Data Centers, 10.50%, 9/20/2029(a)(l)	19,770,000

	Total Private Debts	34,452,194

	(Cost $34,248,144)
Shares

Short-Term Investment - 1.2%
34,558,878	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, Institutional Share Class, 5.16%	34,558,878

	(Cost $34,558,878)
	Total Investments - 102.0%	3,007,601,198

	(Cost $2,597,292,530)
	Other Liabilities - (2.0)%	(60,272,908)

	Net Assets - 100.0%	$2,947,328,290

(a)	Restricted Securities.

(b)	The Fund owns more than 5.0% of the Private Investment Fund, but has contractually limited its voting interests to less than 5.0% of total voting interests.

(c)	Affiliated issuer.

(d)	The Fund owns more than 25% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.

(e)	Partnership is not designated in units. The Fund owns approximately 14.5% of this fund.

(f)	Partnership is not designated in units. The Fund owns approximately 1.7% of this Fund.

(g)	Partnership is not designated in units. The Fund owns approximately 3.6% of this Fund.

(h)	Partnership is not designated in units. The Fund owns approximately 9.9% of this fund.

(i)	The Fund owns more than 50% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.

(j)	Partnership is not designated in units. The Fund owns approximately 11.5% of this Fund.

(k)	Investment is a wholly-owned and controlled subsidiary that is not designated in units.

(l)	Security value was determined by using significant unobservable inputs.

(m)	Non-income producing security.

(n)	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes to Financial Statements.

(o)	The security is currently paying a fixed rate as presented and set to convert to a variable rate at a later date with the rate determined as [Referenced Rate + Basis-point spread].

(p)	The variable rate is subject to a contractual interest rate floor.

(q)	Variable rate security. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

(r)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

Portfolio Abbreviations:
144A - Rule 144A Security
3L - 3 Month London Inter-bank Offered Rate
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SOFR - Secured Overnight Financing Rate
USSWAP - USD 5 Year Swap Rate
UST - 5 Year United States Treasury Rate

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2024 (continued)

Industry	% of Net Assets

Diversified	82.1%
Electric-Integrated	4.7%
Pipelines	3.1%
Electric-Distribution	1.4%
Short-Term Investment	1.2%
Private Debts	1.2%
Transport-Rail	1.1%
REITS-Diversified	1.0%
Building-Heavy Construction	1.0%
All Other Industries	5.2%
Liabilities in excess of Other Assets	(2.0)%

Total	100.0%

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Statement of Assets and Liabilities

March 31, 2024

ASSETS:
Investments:
Non-affiliated investment in securities at cost	$1,798,693,349
Non-affiliated investment net unrealized appreciation	242,735,366

Total non-affiliated investment in securities, at fair value	2,041,428,715

Affiliated investment in securities at cost	798,599,181
Affiliated net unrealized appreciation	167,573,302

Total affiliated investment in securities, at fair value	966,172,483

Cash	3,241,920
Foreign Currency (Cost $49,773)	49,725
Receivables for:
Dividends and interest	6,663,105
Fund shares sold	5,095,938
Reclaims	431,521
Investments sold	39,999,418

Total receivables	52,189,982

Total Assets	3,063,082,825

LIABILITIES:
Payables for:
Loan payable	105,000,000
Adviser fees	8,506,662
Investments purchased	707,478
Interest and Line of Credit fees	705,100
Professional fees	301,211
Administrative fees	163,742
Custodian fees	62,525
Transfer agent fees	54,302
Accrued expenses and other liabilities	253,515

Total Liabilities(a)	115,754,535

NET ASSETS	$2,947,328,290

NET ASSETS consist of:
Paid-in capital	$2,480,341,416
Total distributable earnings	466,986,874

TOTAL NET ASSETS	$2,947,328,290

Net Assets	$2,947,328,290
Shares of beneficial interest outstanding (unlimited authorization)	106,766,133

Net asset value price per share (Net Assets/Shares Outstanding)	$27.61

(a)	See Note 10. Restricted Securities for detail of Commitments and Contingencies related to unfunded commitments.

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Statement of Operations

For the Year Ended March 31, 2024

Investment Income:
Dividends from non-affiliated investments	$50,672,786
Dividends from affiliated investments	7,416,603
Interest income	12,725,542
Less: foreign taxes withheld	(763,081)

Total Investment Income	70,051,850

Expenses:
Adviser fees (Note 4)	34,911,655
Interest and Line of Credit fees (Note 9)	2,889,510
Administration fees	936,197
Professional fees	934,078
Shareholder reporting fees	367,807
Directors’ fees (Note 4)	344,092
Custodian fees	328,675
Transfer agent fees	252,423
Registration fees	78,600
Other expenses	231,893

Total Expenses	41,274,930

Net Investment Income	28,776,920

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on non-affiliated investments	(23,066,047)
Net realized gain on affiliated investments	13,845,479
Net realized loss on foreign currency transactions	(221,590)
Net change in unrealized appreciation/depreciation on non-affiliated investments and foreign currency	75,180,914
Net change in unrealized appreciation/depreciation on affiliated investments	(6,778,250)

Net Realized and Unrealized Gain on Investments	58,960,506

Net Increase in Net Assets Resulting from Operations	$87,737,426

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2024	March 31, 2023

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$28,776,920	$18,006,285
Net realized gain (loss) on investments and foreign currency transactions	(9,442,158)	29,885,413
Net change in unrealized appreciation/depreciation on investments and foreign currency	68,402,664	21,494,401

Net Increase in Net Assets Resulting From Operations	87,737,426	69,386,099

Distributions to Shareholders from:
Net investment income and net realized gains	(2,678,502)	(39,260,081)
Return of capital	(82,584,456)	(41,500,100)

Total Distributions	(85,262,958)	(80,760,181)

Capital Share Transactions:
Shares issued	484,361,424	660,697,419
Reinvested dividends	14,386,553	15,106,724
Shares redeemed	(583,283,244)	(309,756,320)

Net Increase (Decrease) in Net Assets
Resulting From Capital Share Transactions	(84,535,267)	366,047,823

Total Increase (Decrease) in Net Assets	(82,060,799)	354,673,741

Net Assets:
Beginning of Year	$3,029,389,089	$2,674,715,348

End of Year	$2,947,328,290	$3,029,389,089

Share Transactions:
Shares sold	17,597,508	24,233,679
Shares issued in reinvestment of dividends	525,401	556,413
Shares redeemed	(21,257,209)	(11,385,812)

Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(3,134,300)	13,404,280

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Statement of Cash Flows

For the Year Ended March 31, 2024

Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	$87,737,426
Adjustments to Reconcile Net Increase in Net Assets Resulting
From Operations to Net Cash Provided by Operating Activities:
Purchases of investment securities	(555,326,834)
Proceeds from disposition of investment securities	572,600,225
Net sales of short-term investment securities	19,290,027
Net change in unrealized appreciation/depreciation on investments and foreign currency	(68,402,664)
Net realized loss from investments sold and foreign currency transactions	9,442,158
Net amortization/(accretion) of premium/(discount)	(504,609)
Decrease in dividends and interest receivable	440,362
Increase in reclaims receivable	(55,187)
Decrease in prepaid expenses	204,551
Increase in Adviser fees payable, net	51,628
Increase in Interest and Line of Credit fees payable	705,100
Increase in administrative fees payable	14,029
Increase in professional fees payable	143,387
Increase in custodian fees payable	30,498
Increase in transfer agent fees payable	33,315
Decrease in accrued expenses and other liabilities	(218,055)

Net Cash Provided by Operating Activities	66,185,357

Cash Flows From Financing Activities:
Proceeds from line of credit	330,000,000
Repayment of line of credit	(225,000,000)
Proceeds from shares issued	483,976,931
Payments of shares redeemed	(583,283,244)
Dividends paid (net of reinvestment of dividends)	(70,876,405)

Net Cash Used by Financing Activities	(65,182,718)

Effect of exchange rate changes on foreign currency	(209,793)

Net Increase in Cash	792,846

Cash and Foreign Currency:
Beginning of year	2,498,799

End of year	$3,291,645

Supplemental Disclosure of Cash Flow Information:
Interest and Line of Credit fees paid during the year	$2,305,705
Reinvestment of dividends	14,386,553

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$27.56	$27.72	$25.70	$24.10	$25.24
Income from Investment Operations:
Net investment income(a)	0.26	0.17	0.22	0.23	0.50
Net realized and unrealized gain (loss)	0.55	0.43	2.55	2.12	(0.75)

Total from investment operations	0.81	0.60	2.77	2.35	(0.25)

Less Distributions to Shareholders from:
Distribution from net investment income and net realized gains	(0.02)	(0.37)	(0.44)	(0.13)	—
Return of Capital	(0.74)	(0.39)	(0.31)	(0.62)	(0.89)

Total Distributions	(0.76)	(0.76)	(0.75)	(0.75)	(0.89)

Net Asset Value, End of Year	$27.61	$27.56	$27.72	$25.70	$24.10

Total Return Based On Net Asset Value	3.25%	2.49%	10.91%	9.35%	(1.08)%
Ratios and Supplemental Data
Net assets, end of year (000’s)	$2,947,328	$3,029,389	$2,674,715	$1,876,556	$1,614,024
Ratios of gross expenses to average net assets	1.36%	1.31%	1.29%	1.34%	1.30%
Ratios of net expenses to average net assets	1.36%	1.31%	1.29%	1.33%	1.30%
Ratios of net investment income to average net assets	0.95%	0.63%	0.82%	0.91%	1.99%
Portfolio turnover rate	18.53%	19.47%	16.90%	27.95%	34.42%

(a)	Per Share amounts are calculated based on average outstanding shares.

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2024

NOTE 1. ORGANIZATION

Versus Capital Real Assets Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s investment objective is to achieve long-term Real Returns through current income and long-term capital appreciation with low correlation to the broader public equity and debt markets. “Real Returns” are defined as total returns adjusted for the effects of inflation. The Fund attempts to achieve this objective by investing substantially all of its assets in public and private investments in global infrastructure, timberland and agriculture/farmland (“Real Asset Related Investments”). The Fund may also invest in a wholly-owned and controlled subsidiary (the “Subsidiary”) that will make direct investments into timberland and agriculture/farmland assets. The Fund will maintain voting control of the Subsidiary. The Subsidiary will be a real estate investment trust (“Sub-REIT”) and the Fund shall report its investment in the Sub-REIT in accordance with generally accepted accounting principles. Accordingly, the Fund’s investment in the Sub-REIT shall be valued utilizing the fair value principles outlined within the Fund’s valuation Policy. For purposes of the Fund’s leverage and concentration policies under the Investment Company Act, the assets of the Sub-REIT will be consolidated with the assets of the Fund in order to determine compliance with such policies. Any leverage incurred at the Subsidiary level will be aggregated with the Fund’s leverage for purposes of complying with Section 18 of the Investment Company Act. For purposes of complying with its fundamental and non-fundamental investment restrictions and policies pursuant to Section 8 of the Investment Company Act, the Fund will aggregate its direct investments with the investments of the Subsidiary. The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and has registered an indefinite number of shares under the Securities Act of 1933. The Fund’s investment adviser is Versus Capital Advisors LLC (the ‘‘Adviser’’).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Income and Securities Transactions - Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of applicable withholding taxes. Interest income is accrued daily. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Securities are accounted for on a trade date basis. The cost of securities sold is determined and gains (losses) are based upon the specific identification method.

Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and net change in unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders - The Fund will make regular quarterly distributions to shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Investment Funds and capital gains earned by the Fund from the disposition of Investment Funds or other investments, together with any dividends or interest income earned from such investments. A portion of any distribution may be a return of capital or from other capital sources. Dividends and distributions to shareholders are recorded on the ex-dividend date.

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder affirmatively elects not to reinvest in Shares. Shareholders may elect initially not to reinvest by indicating that choice in writing to the Fund’s transfer agent. Thereafter, shareholders are free to change their election by contacting the Fund’s transfer agent (or, alternatively, by contacting the selling agent that sold such shareholder its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no sales load or other charge for Shares received by reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

U.S. Federal Income Tax Information - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2024 (continued)

As of and during the year ended March 31, 2024, the Fund did not have a liability for any unrecognized tax obligations. The Fund recognizes interest and penalties, if any, related to unrecognized tax obligations as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdiction as U.S. Federal. Tax returns filed within the prior three years generally remain subject to examination by federal and state tax authorities when applicable statutes of limitations have not expired.

Dividends from net investment income and distributions from realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts at fiscal year end based on the tax treatment; temporary differences do not require such reclassification. As of March 31, 2024, permanent differences identified and reclassified among the components of net assets were to increase undistributed net investment income by approximately $59,838,000, to increase accumulated net realized gain by approximately $25,980,000, and to decrease paid-in-capital by approximately $85,818,000.

For the year ended March 31, 2024, tax character of the distribution paid by the Fund was approximately $811,000 of ordinary income dividends, approximately $1,867,000 of long term capital gains, and approximately $82,585,000 of return of capital. For the year ended March 31, 2023, the tax character of the distribution paid by the Fund was approximately $1,541,000 of ordinary income dividends, approximately $37,720,000 of long term capital gains, and approximately $41,500,000 of return of capital. Distribution from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses. As of March 31, 2024, the Fund had no capital loss carryovers available to offset future capital gains.

Under federal tax law, capital and qualified ordinary losses realized after October 31 and December 31, respectively, may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended March 31, 2024, the Fund had no qualified late year losses.

As of March 31, 2024, the gross unrealized appreciation and depreciation and net unrealized appreciation on a tax basis were approximately $517,539,000, $(50,552,000) and $466,987,000, respectively. The aggregate cost of securities for federal income tax purposes at March 31, 2024, was approximately $2,540,614,000. As of March, 31 2024, the Fund had undistributed ordinary income and undistributed long-term capital gains of $0 and $0 respectively.

Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown and this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund would expect the risk of loss to be remote.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. SECURITIES VALUATION

The Board of Directors (the “Board”) has established procedures (the “Procedures”) pursuant to which the Fund prices its securities, consistent with Sections 2(a)(5) and 2(a)(41) of the 1940 Act, as follows:

Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be fair valued pursuant to the Procedures.

Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Syndicated loans are valued by Approved Pricing Sources at the average of broker quotes obtained from market makers deemed reliable by their internal evaluation staff or by internally developed models that incorporate both indicative quotes and actual trade data for similar loans.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at their closing NAV.

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2024 (continued)

Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to the Procedures. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

Private Investment Funds - The Fund typically values its investments in each Private Investment Fund according to the value reported by each Private Investment Fund’s quarterly NAV statement. The Fund also reviews this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Private Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The valuation for each Private Investment Fund is individually updated as soon as the Fund completes its reasonableness review, including any necessary information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. The Fund may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Fund may determine to value it’s investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Fund and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting. The Fund shall use its best efforts to ensure that each of such Private Investment Funds has in place policies and procedures that provide underlying principles behind the disclosure of reliable information with adequate supporting operational practices.

Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each Private Investment Fund is estimated by the Fund to generate during the current quarter (the “Investment Accrual Rate”). The Fund determines the Investment Accrual Rate at the beginning of each quarter, based on internally developed models that weight the expected impacts of income and appreciation projections by property sector, adjusting for expected market factors and underlying expenses. The Fund monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments.

In certain circumstances, the Fund may access daily or periodic NAV information provided by a Private Investment Fund. In such an instance, the Fund may determine to value it’s investment in a Private Investment Fund according to this information and may forego daily valuation adjustments based on an Investment Accrual Rate.

If the Fund does not have access to sell shares of a Private Investment Fund in its primary market, the Fund may determine to fair value the Private Investment Fund at a price other than its NAV. In such an instance, the Fund may consider any information it deems appropriate including as received from broker-dealers and/or pricing services or comparable sales in the secondary market. Any such fair valuation determinations will be made in good faith by the Fund, may be based upon an internally developed pricing model, and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting.

The March 31, 2024 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its March 31, 2024 NAV calculation.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.

Sub-REIT Investment - The Fund has adopted procedures pursuant to which the Fund will value its investment in the Sub-REIT at fair value. In accordance with these procedures, the Adviser shall require the external management companies of any direct investments to follow similar procedures to those that are outlined above for the continuously offered Private Investment Funds.

At March 31, 2024, Versus Capital Real Assets Sub-REIT II LLC owned: an alfalfa property in Bent County, Colorado fair valued at approximately $19.1 million; almond, walnut, peach and prune properties in Placer and Sutter counties in California fair valued at approximately $27.1 million, net of property level debt; a citrus property in Collier County, Florida fair valued at approximately $31.5 million; and a hazelnut property in Benton County, Oregon fair valued at approximately $21.7 million.

Private Debt Investments - The Fund will use its best efforts to value each private debt investment at its fair value under current market conditions. In doing so, the Fund will engage external valuation consultants to aid in the fair value determination of each private debt investment.

The Fund will work with the external valuation consultants to select an appropriate fair valuation approach for each private debt investment, which may include, but is not limited to, yield, market and cost approaches, or a combination of approaches. The external valuation consultant, in consultation with the Valuation Designee, may develop a unique valuation model or method for each individual private debt investment. The models and/or methods used may consider, among other things, comparable sector curve information, public market valuations, transaction prices, discounted cash flow analyses, assessments of borrower credit quality, borrower- or project-specific financial information, and/or other relevant information. Models may apply changes to certain public market inputs, such as comparable sector curves and/or benchmarks, only upon a change exceeding predetermined volatility thresholds and may also incorporate adjustments to public market inputs, such as the application of haircuts at levels which may vary based on market

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2024 (continued)

circumstances. The models and/or methods used by the external valuation consultant will produce information such as a specific price estimate, an estimated valuation range or confirmation that the prior day’s price estimate remains appropriate.

The Fund will review the intended valuation approach and/or valuation model for each private debt investment as developed by an external valuation consultant prior to its implementation. This review may consider numerous factors such as the particular investment’s contractual cash flows, the financial strength and operational performance of the borrower, and the debt instrument’s spread to relevant base rates. The Fund may receive certain initial and/or periodic financial information from the borrower, loan administrator, arranger, monitoring agent, and/or other external parties, and will provide this information to the external valuation consultant for consideration in the valuation model.

The Fund will determine a fair valuation for each private debt investment daily, typically based on information received from an external valuation consultant (i.e., outputs from the models and/or methods described above). The Fund will review the valuation estimates provided by the external valuation consultants for reasonableness based on its knowledge of each investment and current market conditions. When a valuation range is provided, the Fund will generally determine to keep the valuation unchanged if the prior day’s price falls within the current day’s range. These valuation processes may result in a private debt investment’s valuation being unchanged for a period of time.

In certain circumstances, an externally provided valuation range or specific price estimate may be unavailable or the Fund may determine that the valuation received does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Fund will determine the fair value of the investment, in good faith, via alternative means which may include, among others, valuing the investment at its prior day’s price, valuing the investment at its amortized cost, or implementing an internally developed model. In determining such a fair valuation, the Fund may consider any information it deems appropriate including as received directly from the borrower, as received from alternative external information sources, including monitoring agents, or as reflected by current general market conditions.

Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 –	unadjusted quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of March 31, 2024 is as follows:

				Level 2	Level 3
	Total Fair		Level 1	Significant	Significant
	Value at		Quoted	Observable	Unobservable
	03/31/2024		Price	Inputs	Inputs
Private Investment Funds (Sub-REIT)*	$105,031,520		$—	$—	$105,031,520
Common Stocks*	363,741,038		227,311,728	136,429,310	—
Warrants*	—	««	—	—	—	««
Real Estate Investment Trust*	27,602,546		27,602,546	—	—
Corporate Debts*	125,722,489		—	125,722,489	—
Private Debts*	34,452,194		—	—	34,452,194
Short-Term Investment	34,558,878		34,558,878	—	—

Subtotal	$691,108,665		$289,473,152	$262,151,799	$139,483,714

Private Investment Funds (held at NAV)*	2,316,492,533

Total	$3,007,601,198

«	See Portfolio of Investments for industry breakout.
««	Securities valued at $0.

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2024 (continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Private Investments
	Total	Funds (Sub-REIT)	Warrants		Private Debts
Balance as of 03/31/2023	$121,691,077	$121,691,077	$—		$—
Transfers into Level 3	—	—	—		—
Net purchases (sales)	34,211,658	—	—	««	34,211,658
Accretion and Amortization	36,487	—	—		36,487
Realized Gain	—	—	—		—
Change in unrealized gain/loss	(16,455,508)	(16,659,557)	—		204,049

Balance as of 03/31/2024	$139,483,714	$105,031,520	$—	««	$34,452,194

«« Securities valued at $0.

For the year ended March 31, 2024, the total change in unrealized gain/loss on Level 3 securities still held at the end of the period was $(16,455,508).

The Sub-REIT is categorized as Level 3 of the fair value hierarchy and their fair values are largely based upon the externally appraised values of the underlying properties that they hold. Such appraisals are generally based on identified comparable sales as well as discounted cash flow analyses that rely on contractual lease factors, estimates of crop yields and appropriate discount rates. Significant changes in such estimates could have material changes to the appraised values of the underlying properties and the resulting fair values of the Sub-REIT. The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy at March 31, 2024:

	Total Fair Value at
Category	03/31/2024		Valuation Technique	Unobservable Inputs	Input Range

			Income Capitalization Approach	Discount Rate	2.90% - 6.40%
Private Investment Funds (Sub-REIT)	105,031,520		Sales Comparison Approach	Price Per Net Acre	$2,840 - $26,400
Warrants	—	««	Intrinsic Value	Redemption Price	$0.00
			Amortized Cost	Cost	$0.98 - $1.00
Private Debts	34,452,194		Discounted Cash Flow	Discount Rate	10.88% - 10.93%

Balance as of 03/31/2024	$139,483,714

«« Securities valued at $0.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Management Agreement, Versus Capital Advisors LLC serves as the investment adviser to the Fund. For its services under this agreement, the Fund pays the Adviser an Investment Management Fee at an annual rate of 1.15% of the Fund’s NAV, which accrues daily based on the net assets of the Fund and is paid quarterly. The Fund incurred fees to the Adviser of $34,911,655 for the year ended March 31, 2024.

The Adviser has retained the services of the following sub-advisers for the Fund: Brookfield Public Securities Group LLC and Lazard Asset Management LLC. The sub-advisers each manage a specified portion of the Fund’s assets to be invested in domestic and international public and private securities, such as common equities, preferred shares and debt investments associated with real assets (including secured debt and mezzanine financing). The Adviser incurred fees to the Investment Managers of approximately $2,775,000 for the year ended March 31, 2024. Fees paid to sub-advisers are based on the average net assets that they manage at an annual rate up to 0.60% and are paid by the Adviser from its Investment Management Fee.

Foreside Funds Distributors LLC, (the “Distributor”) serves as the Fund’s statutory underwriter and facilitates the distribution of Shares.

The Fund pays each Independent Director a fee per annum. In addition, the Fund reimburses each of the Independent Directors for travel and other expenses incurred in connection with attendance at meetings; provided, however, that if more than three board meetings require out-of-town travel time, such additional travel time may be billed at the rate set forth in the Board of Directors Retainer Agreement or as amended by action of the Board from time to time. Each of the Independent Directors is a member of all Committees. The Chairman of the Audit Committee receives an additional fee per annum. Other members of the Board and executive officers of the Fund receive no compensation. The Fund also reimburses the Adviser for a portion of the compensation that it pays to the Fund’s Chief Compliance Officer.

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2024 (continued)

NOTE 5. MARKET RISK FACTORS

The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:

General Market Fluctuations Will Affect the Fund’s Returns. At times, the Fund’s investments in Private Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.

Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Investment Funds.

Risks of Investing in Timberland. An investment in the Fund is subject to certain risks associated with the ownership of timberland, timber and timber-related assets in general, including: the volatility of forest product prices; changes in foreign and U.S. trade and tariff policies; general market forces, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending; competition from the use of alternative building materials and other decreases in demand; forestry regulations restricting timber harvesting or other aspects of business; the illiquidity of timber related asset investments; losses from fire and other causes; uninsured casualties; force majeure acts, terrorist events, underinsured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Investment Funds.

Risks of Investing in Agriculture/Farmland. Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of Private Investment Funds.

Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.

Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.

Unfunded Commitments. In order to meet its obligation to provide capital for unfunded commitments, the Fund may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Risks Relating to Current Interest Rate Environment. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). The U.S. Federal Reserve raised interest rates in light of recent inflationary pressures and interest rates may continue to increase rapidly. Thus, the Fund currently faces a heightened level of risk associated with elevated interest rates and/or bond yields.

Liquidity Risk. The Fund will invest in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

In addition, the Fund’s interests in the Private Investment Funds are subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from a Private Investment Funds pursuant to limited withdrawal rights. Some Private Investment Funds may subject the Fund to a lockup period or otherwise suspend the repurchase rights of their shareholders, including the Fund, from time to time. Further, Private Investment Funds

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2024 (continued)

managers may impose transfer restrictions on the Fund’s interests. There may be no secondary market for the Fund’s interests in the Private Investment Funds. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time. Sub-REITs invest in illiquid assets, and may be unable to sell their assets, or be forced to sell them at reduced prices. The Adviser may also invest directly in other private securities that they may not be able to sell at the Fund’s current carrying value for the securities.

Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund’s investments may be negatively affected by the broad investment environment in the real assets market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, sanctions or embargos, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.

NOTE 6. FORWARD CONTRACTS

The Fund may use forward contracts for hedging exposure to foreign currencies. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. Contracts to sell foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial.

As of March 31, 2024, the Fund does not hold any forward foreign exchange contracts.

NOTE 7. INVESTMENT TRANSACTIONS

For the year ended March 31, 2024, the purchases and sales of investment securities, excluding short-term investments, were approximately $553,377,000 and $552,583,000, respectively.

NOTE 8. REPURCHASE OFFERS

The Fund has a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next Business Day if the 14th is not a Business Day (each a “Repurchase Pricing Date”). In general, the Repurchase Pricing Date occurs on the Repurchase Request Deadline and settlement occurs 3 days later. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date.

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made to the shareholders within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all documentation they may require relating to repurchase requests and may require additional information. In addition, certain clearing houses may allow / require shareholders to submit their tender request only on the Repurchase Request Deadline.

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders prior to the Repurchase Payment Deadline.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline.

If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund’s outstanding Shares. If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer plus 2% of the Fund’s outstanding Shares, the Fund is required to repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2024 (continued)

who tender all of their Shares before prorating other amounts tendered. Because of the potential for proration, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.

Results of the Fund’s Repurchase Offers during the year ended March 31, 2024 are as follows:

Repurchase Request Deadline/Pricing Date	Repurchase Offer Amount (Percentage)	Repurchase Offer Amount (Shares)	Shares Tendered for Repurchase	Percentage of Tendered Shares Repurchased	Value of Repurchased Shares
May 19, 2023	5%	5,648,722	3,511,499	100%	$96,320,407
August 25, 2023	5	5,722,326	4,758,728	100%	130,436,735
November 17, 2023	5	5,690,728	7,182,417	100%	196,726,407
February 23, 2024	5	5,526,735	5,804,566	100%	159,799,695

NOTE 9. LINE OF CREDIT

Before April 14, 2023, the Fund had its line of credit (“LOC”) with Zions Bancorporation N.A. dba Vectra Bank Colorado (“Vectra”) with borrowing capacity of $165,000,000. Borrowings, if any, under the LOC bore interest at the one-month Secured Overnight Financing Rate (SOFR), plus 1.60% at the time of borrowing. In addition, the Fund incurred a Non-Utilization Fee equal to 0.375% on the portion of the LOC not being used and certain origination and structuring fees (the “other LOC fees”).

Effective April 14, 2023 the Fund terminated its Vectra LOC and opened a new LOC with Bank of America N.A. and increased its borrowing capacity from $165,000,000 to $245,000,000. Borrowings, if any, under the LOC bear interest at the Secured Overnight Financing Rate (SOFR) at the time of borrowing, plus 1.10%. In addition, the Fund incurs a Non-Utilization Fee equal to 0.25%-0.35% on the portion of the LOC not being used. As collateral for borrowings under the LOC, the Fund grants Bank of America a first position security interest in and lien on securities held by the Fund in a collateral account.

The Fund incurred interest expense of $2,063,622 and other LOC fees equal to $825,888 during the year ended March 31, 2024. During the year ended March 31, 2024, the average daily amount of borrowings on the days that the Fund had an outstanding borrowing was $81,514,085. The Fund’s outstanding borrowings from the LOC were $105,000,000 at March 31, 2024 at a rate of 6.43%. The Fund complied with all covenants of the LOC during the year ended March 31, 2024.

NOTE 10. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund’s Prospectus.

As of March 31, 2024, the Fund invested in the following restricted securities:

			If
			Partnership
			is not
			designated
			in units, %			Unfunded	% of
	Acquisition		owned by	Cost	Value	Commitments	Net
Security(a)	Date(b)	Shares/Par	Fund	($1,000s)	($1,000s)	($1,000)(c),(d)	Assets
AEW Cold Storage Fund	5/4/2022	89,117	—	$101,065	$99,662	$—	3.4%
AgriVest Farmland Fund L.P.	7/1/2019	13,810	—	27,497	32,547	—	1.1%
Blackstone Infrastructure Partners LP	3/31/2019	37,501	—	46,232	67,100	—	2.3%
BTG Pactual Open Ended Core US	9/18/2017	196,682	—	227,536	305,032	—	10.3%
Ceres Farmland Holdings LP	11/6/2017	—	14.5%	135,000	226,540	—	7.7%
DigitalBridge Credit	12/19/2022	27,528,693	—	27,069	25,134	24,595	0.8%
Future Fiber Holdings, LLC
SOFR + 6.50%	6/30/2023	2,734,377	—	2,735	2,770	—	0.1%
SOFR + 6.50%	8/23/2023	1,062,650	—	1,063	1,077	—	0.0%
SOFR + 6.50%	3/12/2024	666,667	—	667	675	—	0.0%
Future Fiber Holdings, LLC. Unfunded	6/30/2023	5,833,333	—	118	118	—	0.0%
Global Diversified Infrastructure Fund	9/18/2017	43,380,040	—	71,710	75,919	—	2.6%
Hancock Timberland and Farmland Fund LP	9/18/2017	82,018	—	84,823	86,975	—	2.9%
Harrison Street Social Infrastructure Fund LP	7/2/2018	207,168	—	225,000	276,658	—	9.4%
IFC Core Farmland Fund LP	10/25/2019	196,541	—	223,344	250,602	—	8.5%

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2024 (continued)

Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c),(d)	% of Net Assets
IFM Global Infrastructure Fund LP	9/28/2018	—	1.7%	$42,050	$55,534	$—	1.9%
IFM USIDF (US) A LP	9/28/2018	—	3.6%	15,016	13,576	—	0.5%
IIF Hedged LP	9/18/2017	91,468,058	—	77,190	86,886	—	2.9%
Infrastructure Debt Fund III	9/18/2017	—	9.9%	12,866	10,714	—	0.4%
Jamestown Timberland Fund	7/2/2018	121,515	—	135,010	164,413	—	5.6%
Macquarie Global Infrastructure Fund	3/15/2022	40,756	—	41,003	44,720	9,511	1.5%
National Data Center Fund	4/1/2021	101,592	—	107,067	135,226	—	4.6%
Nuveen - Global Farmland Fund	7/28/2020	123,180	—	121,243	120,218	53,757	4.1%
RMS Evergreen US Forestland Fund LP	9/18/2017	—	11.5%	75,066	97,942	—	3.3%
Spearmint Renewable Development Company, LLC
Tranche A
13.75%	1/19/2024	569,231	—	561	561	—	0.0%
13.75%	1/19/2024	2,336,965	—	2,304	2,304	—	0.1%
Spearmint Renewable Development Company, LLC
Tranche B
10.75%	1/19/2024	1,430,769	—	1,412	1,412	—	0.0%
10.75%	1/19/2024	5,841,066	—	5,765	5,765	—	0.2%
US Core Farmland Fund LP	9/18/2017	87,250	—	110,707	141,094	—	4.8%
Vantage Data Centers	9/20/2023	20,000,000	—	19,623	19,770	—	0.7%
Versus Capital Real Assets Sub-REIT ll, LLC	9/29/2017	—	100.0%	102,002	105,032	—	3.6%

Total				$2,042,744	$2,455,976	$87,863	83.3%

(a)

The securities include Investment Funds, private debt investments, and a wholly-owned REIT subsidiary. The Investment Funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of timberland, infrastructure, agriculture and farmland. The Fund has also invested in wholly-owned and controlled subsidiaries that make direct investments into timberland and agriculture/farmland assets.

(b)	Initial acquisition date as shares are purchased at various dates.
(c)	At March 31, 2024, the Fund has an additional outstanding unfunded commitment of $100 million related to a new Investment Fund.
(d)	Unfunded Commitments approximate their fair values.

Lock Up
	Redemption	Applicable at	Investment	Redemption
Security	Request(a)	Period End	Liquidity	Frequency(b)
AEW Cold Storage Fund		None	The fund may offer redemption requests with new capital raise periods.
AgriVest Farmland Fund L.P.	Partial	None	The fund does not have formal redemption notice or lock-up periods.	Quarterly
Blackstone Infrastructure Partners LP		Full	Contributions are locked until June 2024.	Quarterly
BTG Pactual Open Ended Core US	Partial	None	Contributions have a two-year lock-up.	Quarterly
Ceres Farmland Holdings LP		None	Contributions have a one-year lock-up.	Annually
DigitalBridge Credit		Full	Closed-end fund which terminates July 31, 2031 subject to one additional one-year extension at the discretion of the fund’s manager.	N/A
Global Diversified Infrastructure Fund		Partial	Contributions have a three-year lock-up. Full redemptions will be paid over 3 years.	Semi-annually
Hancock Timberland and Farmland Fund LP		None	Contributions have a three-year lock-up.	Annually
Harrison Street Social Infrastructure Fund LP		None	Contributions have no lock-up.	Quarterly
IFC Core Farmland Fund LP	Partial	Partial	Contributions are locked until October 2024.	Semi-annually
IFM Global Infrastructure Fund LP		None	Contributions have no lock-up.	Quarterly
IFM USIDF (US) A LP		None	Contributions have a one-year lock-up.	Quarterly
IIF Hedged LP	Partial	Partial	Contributions have a four-year soft lock up lock-up, subject to a 4% discount.	Semi-annually
Infrastructure Debt Fund III		None	Closed-end fund which terminates February 12, 2026 subject to two additional one-year extensions at the discretion of the fund’s manager.	N/A
Jamestown Timberland Fund		None	Initial contributions have a four-year lock-up.	Quarterly
Macquarie Global Infrastructure Fund		Full	The first $50 million of contributions are subject to an initial lock-up period expiring in March 2027.	Quarterly
National Data Center Fund		Full	Contributions have a five-year lock-up.	Quarterly

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2024 (continued)

Lock Up
	Redemption	Applicable at	Investment	Redemption
Security	Request(a)	Period End	Liquidity	Frequency(b)
Nuveen - Global Farmland Fund		Partial	Contributions have a three-year lock-up.	Annually
RMS Evergreen US Forestland Fund LP		None	Contributions have a three-year lock-up.	Semi-annually
US Core Farmland Fund LP	Partial	Partial	Contributions have a five-year lock-up.	Quarterly
Versus Capital Real Assets Sub-REIT ll, LLC		None	The security is a wholly-owned REIT subsidiary of the Fund.	N/A

(a)

The Fund submitted a partial redemption request prior to period end, but will maintain market exposure to the investment through a future date. The Investment Manager expects to meet all redemptions over time.

(b)	The investment funds provide redemptions at the frequency listed at the investment managers discretion.

NOTE 11. AFFILIATED ISSUERS

The following table lists each issuer owned by the Fund that may be deemed an “affiliated company” under the 1940 Act, as well as transactions that occurred in the security of such issuer during the year ended March 31, 2024:

	Value					Change	Value	Shares
	at		Income		Realized	in	at	Held at
Affiliated Investment	03/31/2023	Purchases	Distributions	Sales	Gain/Loss	App/Dep	03/31/2024	03/31/2024
BTG Pactual Open Ended Core US	$304,702,969	$—	$175,560	$15,000,000	$5,412,999	$9,916,153	$305,032,121	196,682
IFC Core Farmland Fund LP	205,385,261	44,142,264	4,344,277	—	—	1,073,966	250,601,491	196,541
Jamestown Timberland Fund	163,239,599	—	487,514	—	—	1,173,725	164,413,324	121,515
US Core Farmland Fund LP	159,944,084	—	2,409,252	25,000,000	8,432,480	(2,282,537)	141,094,027	87,250
Versus Capital Real Assets Sub-REIT ll, LLC	121,691,077	—	—	—	—	(16,659,557)	105,031,520	—

Total	$954,962,990	$44,142,264	$7,416,603	$40,000,000	$13,845,479	$(6,778,250)	$966,172,483

NOTE 12. COMMITMENTS AND CONTINGENCIES

As of March 31, 2024, the Fund had unfunded commitments to fund delayed draw and revolving debt of $5,833,333. The unfunded debts’ fair value is included in the investments at fair value on the Statement of Assets and Liabilities.

	Rate on
Investment and Type	Unfunded Portion	Par Amount	Fair Value
Future Fiber Holdings – Delayed Draw Term Loan, 5/1/2025	1.00%	$5,833,333	$117,875

NOTE 13. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions “ASU 2022-03”, which clarifies guidance when measuring the fair value of an equity security subject to contractual restrictions that prohibit its sale. The guidance is effective for fiscal years beginning after December 15, 2024. The Adviser has assessed and does not expect a material impact to the financial statements as a result of the ASU 2022-03.

In September 2023, the SEC adopted amendments to the 1940 Act “Names Rule” addressing fund names, investments, and risks. The amendments modernize and enhance the Names Rule and other names-related regulatory requirements. The amendments include enhanced disclosure requirements for terminology used in fund names and additional regulatory reporting. The Names Rule was effective December 2023, and the Fund will have 24 months to comply. The Adviser is currently evaluating any expected impacts to the Fund.

NOTE 14. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and determined that there are no additional subsequent events to report.

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (Unaudited)

SECURITY PROXY VOTING

The Fund’s policy is to vote its proxies in accordance with the recommendations of management. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 280-1952 and on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, which has replaced Form N-Q, within 60 days after the end of the period. Copies of the Fund’s Forms N-PORT are available without a charge, upon request, by contacting the Fund at (866) 459-2772 and on the SEC’s website at http://www.sec.gov.

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (Unaudited)

DIRECTORS AND OFFICERS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. Information pertaining to the Board is set forth below.

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Public Company Directorships Held by Director

Independent Directors (4)

Robert F. Doherty; 1964	Independent Director	Since inception	Chief Financial Officer of Sustainable Living Partners (2018 - present); Partner of Renova Capital Partners (2010 - present); Chief Financial Officer of Ensyn Corporation (2013-2018).	3	0

Jeffry A. Jones; 1959	Independent Director	Since inception	Principal of SmithJones, (Real Estate) (2008 to present).	3	0

Richard J. McCready; 1958	Lead Independent Director	Lead Independent Director (March 2020 - present); Independent Director since inception	President of The Davis Companies (2014 - 2022).	3	0

Paul E. Sveen; 1961	Independent Director	Since inception	Chief Financial Officer of Beam Technologies (February 2020 - present); Chief Financial Officer of Paypal’s merchant lending platform (2018 - 2020); Chief Financial Officer of Swift Financial (2016 - 2018).	3	0

Susan K. Wold; 1960	Independent Director	Since August 2022	Senior Vice President, Global Ombudsman and Head of North American Compliance of Janus Henderson Investors (2017-2020); Vice President, Chief Compliance Officer and Anti Money Laundering Officer for Janus Investment Fund, Janus Aspen Series, Janus Detroit Street Trust, and Clayton Street Trust (2017-2020).	3	0

Interested Directors (5)

Casey Frazier; 1977	Chair of the Board; Chief Investment Officer	Chair of the Board; Director; and Chief Investment Officer	Chief Investment Officer of the Adviser (2011 - present); Chief Investment Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (2011 to present).	3	0

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (Unaudited)

(1) The address of each member of the Board is: c/o Versus Capital Real Assets Fund LLC, 5050 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.

(2) Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

(3) The term “Fund Complex” as used herein includes the Fund, Versus Capital Multi-Manager Real Estate Income Fund LLC and Versus Capital Infrastructure Income Fund (launched April 1, 2024).

(4) “Independent Directors” means members of the Board who are not “interested persons” of the Fund, the Adviser, the Securities Sub-Advisers, the Distributor, or any affiliate of the Fund, the Adviser, the Securities Sub-Advisers or the Distributor, as defined by the Investment Company Act (the “Independent Directors”).

(5) “Interested Directors” means members of the Board who are “interested person,” as defined in the Investment Company Act, because of such person’s affiliation with the Fund (the “Interested Directors”).

Additional information about the Directors is available in the Fund’s Statement of Additional information.

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (Unaudited)

OFFICERS

The address, year of birth, and a description of principal occupations during the past five years are listed below for each officer of the Fund.

Name, Address and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Mark D. Quam; 1970	Chief Executive Officer	Since inception	Chief Executive Officer of the Adviser (2010 to present); Chief Executive Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (2017 to present) and Versus Capital Infrastructure Income Fund (2023 to present).

William R. Fuhs, Jr.; 1968	President	Since inception	President of the Adviser (2010 to present); President of Versus Capital Multi-Manager Real Estate Income Fund LLC (2016 to present) and Versus Capital Infrastructure Income Fund (2023 to present).

Casey Frazier; 1977	Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser (2011 to present); Chief Investment Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (2017 to present) and Versus Capital Infrastructure Income Fund (2023 to present).

Dave Truex; 1983	Deputy Chief Investment Officer	Since November 2021	Deputy Chief Investment Officer of Versus Capital Multi- Manager Real Estate Income Fund LLC (November 2021 to Present) and Versus Capital Infrastructure Income Fund (2023 to present); Deputy Chief Investment Officer of the Adviser (2017 to Present).

Brian Petersen; 1970	Chief Financial Officer, Treasurer	Since August 2019	Chief Financial Officer and Chief Operating Officer of the Adviser (January 2022 to present); Managing Director, Fund Financial Operations of the Adviser (July 2019 to December 2021); Chief Financial Officer and Treasurer of Versus Capital Multi-Manager Real Estate Income Fund LLC, (August 2019 to present) and Versus Capital Infrastructure Income Fund (2023 to present); Senior Vice President of OFI Global Asset Management, Inc. (January 2017 to May 2019).

Dustin C. Rose; 1983	Assistant Treasurer	Since November 2021	Assistant Treasurer of Versus Capital Multi-Manager Real Estate Income Fund LLC (November 2021 to Present) and Versus Capital Infrastructure Income Fund (2023 to present); Director of Fund Financial Operations of the Adviser (2020 to present); Assistant Vice President of OFI Global Asset Management, Inc. (2016 to 2020).

Kelly McEwen 1984	Assistant Treasurer	Since November 2022	Assistant Treasurer of Versus Capital Multi-Manager Real Estate Income Fund LLC (November 2022 to present) and Versus Capital Infrastructure Income Fund (2023 to present); Director, Fund Financial Operations of the Adviser (January 2022 to present); Vice President of SS&C ALPS and Treasurer/Principal Financial Officer of various investment companies (April 2020 – May 2021); Fund Controller of SS&C ALPS (August 2019 – May 2021); Assistant Vice President of OFI Global Asset Management, Inc. (2015 to August 2019).

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (Unaudited)

Name, Address and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Jill Varner; 1990	Chief Compliance Officer and Secretary	Since August 2020	Chief Compliance Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC and the Adviser (July 2023 to present) and Versus Capital Infrastructure Income Fund (2023 to present); Secretary of Versus Capital Multi-Manager Real Estate Income Fund LLC (July 2023 to present) and Versus Capital Infrastructure Income Fund (2023 to present); Deputy Chief Compliance Officer of the Adviser (February 2022 to July 2023); Assistant Secretary of Versus Capital Multi-Manager Real Estate Income Fund LLC (August 2020 to July 2023); Director of Compliance and Operations of the Adviser (August 2019 to February 2022); Compliance Manager at Janus Henderson Investors (January 2019 to July 2019).

(1) The address of each officer of the Fund is: c/o Versus Capital Real Assets Fund LLC, 5050 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.

(2) Each officer will serve for the duration of the Fund, or until his or her death, resignation, termination, removal or retirement.

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(d)

The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is available on its Internet website at: https://versuscapital.com/wp-content/uploads/Joint-Code-of-Ethics-10.13.23.pdf

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Robert Doherty, who is “independent” for purposes of this Item 3 of Form N-CSR.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $65,000 for 2023 and $71,650 for 2024.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $3,600 for 2023 and $4,223 for 2024.

The nature of the services include the issuance of consents in conjunction with the registrant’s registration statement filings.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $34,662 for 2023 and $80,454 for 2024.

The nature of the services include the review of federal tax returns, state tax returns, foreign form filing requirements and related Fund tax implications, foreign form filing requirements and related Fund tax implications.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $110,637 for 2023 and $108,467 for 2024.

The nature of the services include audit work for and review of federal and state tax returns of the registrant’s non-consolidated Sub-REIT investment subsidiary.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee has adopted an Audit Committee Charter that governs the Audit Committee’s pre-approval process. The Audit Committee Charter states that the Audit Committee may review and approve in advance any audit or non-audit engagement or relationship between the Fund and the independent auditors, other than “prohibited non-auditing services” (as defined in Section 201 of the Sarbanes-Oxley Act of 2002). The Audit Committee may delegate to the Chairman of the Audit Committee the authority to pre-approve any audit or non-audit services to be provided by the independent auditors up to a maximum of $10,000 so long as it is presented to the full Audit Committee at its next regularly scheduled meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0% for 2023 and 0% for 2024

(c) 0% for 2023 and 0% for 2024

(d) N/A

(f)	Not Applicable.

(g)

There were no non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years. Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, were $148,899 for fiscal 2023 and $193,144 for fiscal 2024.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Investment Funds which have investors other than the Fund. The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to Versus Capital Advisors LLC (the “Adviser”), to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. For assets sub-advised by other investment managers (“Sub-Advisers”), the Adviser has delegated its authority to vote proxies to those Sub-Advisers. Investment Funds typically do not submit matters to investors for vote; however, if an Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines”):

• In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.

• The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

• The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

• The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of the Adviser’s Chief Compliance Officer (“CCO”).

• The CCO works with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

• If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

• If it is determined that a conflict of interest is material, the Adviser may seek legal assistance from appropriate counsel for the Adviser to determine a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to the Board and obtaining the consent of the Board before voting;
•	engaging another party on behalf of the Fund to vote the proxy on its behalf;
•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
•	such other method as is deemed appropriate under the circumstances given the nature of the conflict;
•	Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Information regarding how the Adviser and the Sub-Advisers voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-200-1878, and is available on the SEC’s website at http://www.sec.gov.

Lazard Proxy Voting

Policy and Procedures Overview

A.	Introduction

Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).1

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and

(iii) the votes that it casts are intended in good faith to accomplish those objectives.

This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guide- lines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C.	General Administration
1.	Overview and Governance

Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by an Active Ownership Committee (the “AO Committee”) comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The AO Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all AO Committee meetings.2

A quorum for the conduct of any meeting will be met if a majority of the AO Committee’s members are in attendance by phone or in person. Decisions of the AO Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The AO Committee may, upon consultation with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer, General Counsel or his/her designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the AO Committee in circumstances where a meeting of the members is not feasible.

1.	Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/ Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting sup- port services. Members of the AO Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.

The AO Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanagement.com/about/esg.

1.	Voting Process

The AO Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the AO Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the AO Committee and the Legal & Compliance Department will review the proposal and make a determination.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal.

Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, and may seek the final approval of the AO Committee regarding a recommendation by Portfolio Management.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.

D.	Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The AO Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below.

1.	Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value. Routine items generally include:

.   issues relating to the timing or conduct of annual meetings;

.   provisionary financial budgets and strategy for the current year;

.   proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;

.   proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and

.   changes to a company’s name.

1.	Amendments to Board Policy/Charter/Regulation:

Proposals to amend a company’s Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.

Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.

Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if

.   there is no disclosure on the proposed amendments or full text of the amended bylaw; or

.   the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.

1.	Corporate Governance and Shareholder Rights

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a. Board of Directors and its Committees3

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.

Lazard has Approved Guidelines generally to vote FOR the following:

.   the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

.   a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;

.   a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;

.   proposals seeking to de-classify a board;

.   the implementation of director stock retention/holding periods;

.   proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and

.   changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;

.   the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.

Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:

.   proposals to require an independent board chair or the separation of chairman and CEO; and

.   establishment of shareholder advisory committees.

Lazard has Approved Guidelines generally to vote AGAINST the following:

.   proposals seeking to classify a board

.   the election of directors where the board does not have independent “key committees” or sufficient board independence;

.   non-independent directors who serve on key committees that are not sufficiently independent;

.   proposals relating to cumulative voting;

.   proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;

.   release of restrictions on competitive activities of directors4 if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election;

.   the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties;5 and

.   the chair of the board’s nominating committee, or all incumbent nominating committee members in the absence of the chair, if there is not at least one female on the board of directors.

US Listed Corporates

Given the governance practices unique to the United States market, Lazard has adopted the following principles-based approach to proxy voting that is designed to address:

.   Board effectiveness – supporting board structure, diversity of cognitive thought, independence and avoiding over-boarding.

.   Accountability – in conjunction with the immediately preceding bullet point, emphasizing individual accountability, for example holding the Chair of the Nomination Committee accountable where weaknesses and conflicts have been identified.

b. Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.

Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:

.   proposals to adopt supermajority vote requirements or increase vote requirements;

.   proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and

.   “blank check” preferred stock

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).

Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.

c. Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:

.   proposals to adjourn US meetings;

.   proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

.   efforts to eliminate or restrict right of shareholders to act by written consent; and

.   proposals to adopt supermajority vote requirements, or increase vote requirements.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.

1.	Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.

Lazard has adopted Approved Guidelines to vote FOR:

.   management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

.   stock splits and reverse stock splits;

.   investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments;6

.   requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;

.   management proposals to adopt or amend dividend reinvestment plans; and

.   dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:

.   matters affecting shareholder rights, such as amending votes-per-share;

.   management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);

.   the use of proceeds and the company’s past share issuances;7

.   proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and

.   loan and financing proposals. In assessing requests for loan financing provided by a related party the following factors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.

Lazard has adopted Approved Guidelines to vote AGAINST:

.   changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;

.   the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and

.   the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.

1.	Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).

Lazard has Approved Guidelines generally to vote FOR

.   employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;

.   proposals to submit severance agreements to shareholders for approval;

.   annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and

.   annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.

Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:

.   restricted stock plans that do not define performance criteria; and

.   proposals to approve executive loans to exercise options.

Lazard has Approved Guidelines generally to vote AGAINST:

.   proposals to re-price underwater options;

.   annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of shareholders; and

.   annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.

US Listed Corporates

Given the governance practices unique to the United States market, Lazard maintains the view that votes regarding Say on Pay should in principle, support fair and transparent remuneration. In addition, we also consider:

.   the level of dissent on previous Say on Pay votes; and

.   individual accountability, for example holding the Chair of the Compensation Committee accountable where weaknesses have been identified.

1.	Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a CASE by CASE basis for these proposals.

1.	Environmental, Social, and Corporate Governance

Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.

Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.

However, as a guide, Lazard will generally vote FOR proposals:

.   asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);

.   seeking the approval of anti-discrimination policies;

.   which are considered socially responsible agenda items;

.   which improve an investee company’s ESG risk management and related disclosures; and

.   deemed to be in the long-term interests of shareholders.

1.	Shareholder Proposals

Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.

Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:

.   seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;

.   seek improved transparency over how the investee company is supporting the transition to a low carbon economy;

.   seek to improve the diversity of the board;

.   seek improved disclosures on the diversity of the board and the wider workforce;

.   seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;

.   seek to eliminate or restrict severance agreements, or

.   are deemed to be in the long-term interests of shareholders including Lazard’s clients.

Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:

.   seek to infringe excessively on management’s decision-making flexibility;

.   seek to establish additional board committees (absent demonstrable need);

.   seek to establish term limits for directors if this is unnecessary;

.   seek to change the size of a board (unless this facilitates improved board diversity);

.   seek to require two candidates for each board seat; or

.   are considered not to be in the long-terms interests of share-holders.

E.	Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).

F.	Conflicts of Interest
1.	Overview

This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:

.   Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

.   Lazard serves as an investment adviser for a company the management of which supports a particular proposal;

.   Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

.   A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

1.	General Policy

All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the AO Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal.

Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes uch a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

1.	Monitoring for Conflicts and Voting When a Material Conflict Exists

The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer or General Counsel.

a. Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. Lazard also reserves its right to Abstain.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b. Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to Abstain.

G.	Other Matters
1.	Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the AO Committee’s confirmation accordingly.

Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer or General Counsel, in consultation with members of the AO Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.

1.	Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.

H.	Reporting

Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.

I.	Recordkeeping

Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.

J.	Review of Policy and Approved Guidelines

The AO Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The AO Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

Notes

1 In accordance with this Policy, Lazard’s exclusive purpose when voting proxies is to (i) maximize long-term shareholder value; (ii) prioritize our clients’ pecuniary interests; and (iii) ensure that the votes cast are intended in good faith to accomplish these objectives, while adhering to our fiduciary responsibility. All proxy votes are cast in alignment with this purpose, demonstrating Lazard’s commitment to act in the best interest of our clients.

2 The AO Committee, which now includes members of the legacy Proxy Committee, has been established in consideration of its expanded scope.

3 Given the governance practices unique to the Japanese market, the voting structure described herein is aligned with the Japanese Stewardship Code.

4 This is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships).

5 For example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious governance issues.

6 Evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and (c) disclosure of the nature of products in which the company proposed to invest and associated risks of the investment.

7 Specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission.

Important Information

All sources Lazard Asset Management unless otherwise noted.

Published in April 2024.

BROOKFIELD

INVESTMENT

MANAGEMENT

INC.

(“BROOKFIELD”

OR “PSG”)

PROXY VOTING

POLICY AND

PROCEDURES

Effective and Approved as of AUGUST 23, 2018

Updated November 1, 2021

Brookfield Public Securities Group LLC and Brookfield BHS Advisors LLC and affiliates (collectively referred to as “PSG”) have adopted this policy and procedures to guide PSG’s voting of proxies related to securities for the client accounts over which PSG has been delegated and/or granted proxy voting authority. Both PSG and BHS are registered Investment Advisers registered with the U.S. Securities Exchange Commission. Both PSG and BHS are wholly owned affiliates of Brookfield Asset Management. References to PSG below apply equally to BHS.

Policy & Procedures

It is the policy and practice of Brookfield Public Securities Group (“PSG”) and affiliates to vote proxies consistent with its: fiduciary duty, the PSG Proxy Voting Policy and Procedures, and the best interests of clients, in compliance with Rule 206(4)-6 under the Advisers Act. In most, if not all cases, the best interest of clients will mean that the proposals which maximize the value of portfolio securities will be approved.

While economic benefit is of primary concern when voting proxies, PSG recognizes the increasing role of ESG issues in maximizing long-term shareholder value. Both ISS and PSG consider Environmental Social & Governance (“ESG”) issues. Please see Exhibit A herewith for a more complete discussion of ESG and proxy voting.

PSG Clients generally grant PSG the authority to vote proxies. In meeting its fiduciary duty to Clients, PSG will monitor corporate and regulatory events and to vote proxies consistent with the best interests of its Clients. In this regard, PSG seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, PSG generally votes proxies in a uniform manner for its Clients and in accordance with this Policy and Procedures.

Proxy Voting Working Group

PSG has established a cross-functional Proxy Voting Working Group. The Proxy Voting Working Group is responsible for overseeing the proxy voting process and ensuring that PSG meets its regulatory and corporate governance obligations in voting of proxies relating to securities held in client accounts.

The PSG Proxy Voting Working Group meets regularly with representatives of the: Legal, Compliance, Operations, and Investment Teams. Meeting minutes are distributed and kept for books & records.

Proxy Voting Controls

PSG has engaged Institutional Shareholder Services Inc. (“ISS”), an independent, third party, subject matter expert to act as our agent to vote proxies. PSG has adopted ISS’ Proxy Voting Guidelines and believe that having an independent third party’s framework and analysis help to ensure that all proxy voting decisions are made in the best interest of PSG’s clients. Unless otherwise specifically provided in the agreement between the client and PSG, ISS will generally be responsible for evaluating and voting on proxy ballot issues.

There may be instances in which a PSG investment professional may cast a vote different from ISS if PSG has identified it would be in the best interest of its clients to do so. Such instances receive scrutiny from the Proxy Voting Working Group and are recorded for books and records.

The “ISS Proxy Voting Guidelines” are opened to comment period annually, allowing the PSG Proxy Voting Working Group an opportunity to review and incorporate current views and thinking with respect to ESG and other matters and enables PSG to follow industry best practices. After such comment period ISS makes it Guidelines available to the public on their web site.

Control of Possible Conflicts

PSG votes proxies without regard to any other business relationship between PSG and the company to which the proxy relates.

PSG will seek to identify material conflicts of interest that may arise between a company for which it votes proxies (“Company”) and PSG, such as the following relationships:

o PSG serves as an investment advisor to the pension or other investment account of the Company or PSG is seeking to serve in that capacity; or

o PSG provides or is seeking to provide material investment advisory or other services to a portfolio company or its affiliates whose management is soliciting proxies; or

o PSG and the Company have a lending or other financial relationship.

PSG will recuse itself from any voting of proxies in the event a conflict is identified. PSG will instruct ISS to prohibit PSG to vote and will rely entirely on ISS to vote.

PSG must identify and assess material conflicts of interest which may arise between ISS and any company to which ISS provides services. This includes both initial and ongoing assessments (as ISS’s business and/or policies and procedures regarding conflicts of interest may change over time). For the ongoing assessment, PSG will establish and implement measures reasonably designed to identify and address conflicts that may arise, such as by requiring ISS to update PSG of changes to ISS conflict policies and procedures or business changes including ownership of ISS.

Periodically, the Compliance Department will review for conflicts of interest that may exist between its Clients and Companies in its investment universe and ISS . If such conflicts are identified, voting records will be reviewed to determine that votes were cast independently, as outlined in the PSG Proxy Voting Policy and Procedures.

Special Controls

Proxies relating to foreign securities held by Clients are also subject to the PSG Proxy Voting Policy and Procedures. In certain foreign jurisdictions, however, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.”

If PSG votes on the proxy, share-blocking may prevent PSG from selling the shares of the foreign security for a period. In determining whether to vote proxies subject to such restrictions, PSG, in consultation with the PSG Proxy Voting Working Group, considers whether the vote, either or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If PSG votes a proxy, and during the “share-blocking period” PSG would like to sell the affected foreign security, PSG, in consultation with the PSG Proxy Voting Working Group, will attempt to recall the shares (as allowable within the market time-frame and practices).

Proxy Voting Testing and Oversight

Representatives of the PSG Proxy Voting Working Group monitor the actions taken by the third-party proxy voting agent through the ISS web portal.

PSG will, on an annual basis, perform due diligence of ISS. Cross functional representatives from both PSG and ISS participate to:

o Address any material deficiencies in the execution of ISS’ duties on behalf of PSG and its client accounts.

o Discuss or propose any changes or additions to the services provided.

o Discuss any material business issues of ISS which may impact the services it provides to PSG including any possible conflicts.

o Discuss regulatory changes that impact both ISS and PSG and corresponding steps leading to compliance.

o Review independent audit reports.

Special Considerations for Reporting to Fund Boards

PSG will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

o Any issues arising under the PSG Proxy Voting Policy and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the PSG Proxy Voting Policy and Procedures;

o any proxy votes made by PSG on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from the PSG Proxy Voting Policy and Procedures, with reasons for any such deviations.

o In addition, no less frequently than annually, PSG will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon PSG’s experience under the PSG Proxy Voting Policy and Procedures, evolving industry practices and developments in the applicable laws or regulations.

o The PSG Proxy Voting Working Group shall periodically review and update the PSG Proxy Voting Policies and Procedures as necessary. Any material amendments to the PSG Proxy Voting Policy and Procedures (including the material changes to the ISS Proxy Voting Guidelines) shall be provided to the Boards of Directors of the Brookfield Funds for review and approval.

Special Considerations for Books & Records

o PSG will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	The PSG Proxy Voting Policy and Procedures, as amended from time to time;
•	records of votes cast with respect to proxies, reflecting the information required to be included in Form N-PX, as applicable;
•

records of written client requests for proxy voting information and any written responses of PSG to such requests; and any written materials prepared by PSG that were material to making a decision in how to vote, or that memorialized the basis for the decision.

o PSG maintains a separate “PSG Books and Records Policy and Procedures” which is available upon request.

Exhibit A

Proxy Voting on Environmental, Social and Governance (“ESG”) Issues

PSG believes that well-governed companies with a demonstrated commitment, not only to their shareholders and creditors, but also to other stakeholders are better positioned to realize long-term value and generate sustainable returns for investors. As such, PSG considers ESG issues to be an important consideration for both investment decision-making and evaluating proxy proposals as prominently reflected in PSG adoption of ISS’ Proxy Voting Guidelines.

ESG can cover a broad range of issues under PSG’s Proxy Voting Guidelines. PSG’s approach is to focus on what is in the best interest of PSG’s clients and client accounts, assessing how the proxy voting proposal may enhance or protect shareholder value in both the short and/or long term, within the context of the regulatory environment, the history of the company in addressing the issue, and the company’s approach when compared to its peers. PSG will also consider if additional disclosure is required, and whether doing so would place the company at a competitive disadvantage by revealing proprietary or confidential information.

Due to the nature and complexity of each issue under ESG, PSG generally votes on a case-by-case basis following an analysis of the proxy proposal provided by ISS to the PSG operations team who in turn seek the opinion of the appropriate PSG portfolio management team. Based on a review of ISS’s recommendations, and PSG’s internal analysis, a decision will be made by PSG’s Investment Professionals to either vote based on ISS’s voting recommendations or cast a different vote if PSG has identified it would be in the best interest of its clients or client accounts to do so.

ISS’ “Proxy Voting Guidelines” include the following ESG categories for US companies *:

*Animal welfare, *Charitable contributions, *Climate change including GHC emissions, *Consumer Issues including potentially controversial business practices, *Data security, privacy and internet issues, *Diversity on Board of Directors, *Energy efficiency reporting and use of renewable energy, *Equality of opportunity, *ESG compensation related proposals, *Facility and workplace safety, *Gender identity, sexual orientation and domestic partner benefits, *General environmental proposals and community impact assessments, *Genetically modified ingredients, *Human rights proposals, including trafficking and slavery, *Hydraulic fracturing, *Lobbying, *Operations in high-risk markets/areas, *Operations on environmentally protected areas, *Outsourcing and offshoring, *Pharmaceutical pricing and access, *Political contributions, *Political ties, *Product safety, toxic/hazardous materials, *Recycling, *Sustainability reporting, *Tobacco related proposals, *Water issues, *Weapons and military sales. * ISS has developed Proxy Voting Guidelines for over 18 other global jurisdictions.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of March 31, 2024, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Versus Capital Advisors LLC

The management of the Fund’s investment portfolio will be the responsibility of the Adviser and the Adviser’s Investment Committee:

Name	Title	Since	Recent Experience
Casey Frazier, CFA	Chief Investment Officer	Inception	Chief Investment Officer of Versus Capital Advisors. Mr. Frazier is the Chairman of the Versus Investment Committee. He has served as the CIO since joining the Adviser in 2011.
Dave Truex, CFA	Deputy Chief Investment Officer	August 2017

Deputy Chief Investment Officer of Versus Capital Advisors. Mr. Truex is a member of the Versus Investment Committee. He has served as the Deputy CIO since joining the Adviser in 2017. Prior to joining the Adviser, Mr. Truex was a Portfolio Manager for Colorado’s Public Employees Retirement Association.

Sub-Advisers

Lazard Asset Management LLC

The Adviser has engaged Lazard Asset Management, LLC (“Lazard”) a registered adviser under the Advisers Act, to act as an independent sub-adviser to the Fund. Lazard utilizes a team approach with Kim Tilley and Terence Brennan primarily responsible for managing the firm’s multi-asset portfolios.

Name	Title	Since	Recent Experience
Terence Brennan	Managing Director, Portfolio Manager	2016

Mr. Brennan is Managing Director and Portfolio Manager of Lazard. Mr. Brennan has been with the firm since 2016. Prior to joining Lazard, Mr. Brennan was a Portfolio Manager at Deutsche Asset Management.

Kim Tilley	Director, Portfolio Manager	2002	Ms. Tilley is Director and Portfolio Manager/Analyst of Lazard. Ms. Tilley has been with the firm since 2002. Prior to joining Lazard, Ms. Tilley was an Associate at Wachovia Securities, Inc.

Brookfield Public Securities Group, LLC

Brookfield Public Securities Group LLC (“Brookfield”) serves as a sub-adviser for the Fund and has been managing real asset related securities for 32 years. Brookfield is a wholly-owned, indirect subsidiary of Brookfield Asset Management Inc (“BAM”). Larry Antonatos and Gaal Surugeon are primarily responsible for the day-to-day management of the Fund’s assets allocated to Brookfield.

Name	Title	Since	Recent Experience
Larry Antonatos	Managing Director, Portfolio Manager	2011	Mr. Antonatos is Managing Director and Portfolio Manager for Brookfield. Mr. Antonatos has been with the firm since 2011.
Gaal Surugeon, CFA	Managing Director, Portfolio Manager	2019

Mr. Surugeon is Managing Director and Portfolio Manager for Brookfield. Prior to joining the firm in 2019, Gaal was an Executive Director at Oppenheimer Asset Management where he served as manager of the firm’s multi-asset portfolios and Director of Asset Allocation and Research.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of March 31, 2024, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Versus Capital Advisors LLC

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts
Casey Frazier, CFA	2	$2.13 billion	3	$1.4 million	0	N/A
Dave Truex, CFA	1	$2.13 billion	3	$1.4 million	0	N/A

Performance Fee Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)

Casey Frazier, CFA	0	N/A	0	N/A	0	N/A
Dave Truex, CFA	0	N/A	0	N/A	0	N/A

Conflicts of Interest

In addition to the Fund, the Adviser provides investment advisory services to Versus Capital Multi-Manager Real Estate Income Fund LLC and Versus Capital Infrastructure Income Fund, each a continuously offered registered closed-end management investment company that has elected to be treated as an interval fund, as well as three charitable pooled income funds, as defined under section 642(c)(5) of the Internal Revenue Code of 1986, as amended (the “Code”), and may provide investment advisory services to other funds and accounts in the future (collectively with the Fund, “Client Accounts”). Because there are different fee structures for each Client Account and because the Adviser’s portfolio managers may have investments in one Client Account but not another (or they may invest different amounts in each Client Account), the Adviser’s portfolio managers may have an incentive to dedicate more time and resources or to otherwise favor one Client Account over another. The Adviser anticipates that the Fund and another Client Account could have overlapping portfolio holdings or that an investment opportunity would be appropriate for both portfolios. As such, the Adviser has policies and procedures designed to allocate investment opportunities among the Client Accounts on a fair and equitable basis over time. Additional controls are in place to monitor the investment decisions and performance of Client Accounts and to address these and other conflicts of interest.

Sub-Advisers

Lazard Asset Management LLC

As of March 31, 2024, in addition to the Fund, Lazard’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts
Kim Tilley	4	$52.0 million	17	$7.51 billion	111	$473.7 million
Terence Brennan	3	$15.4 million	6	$153.1 million	3	$5.1 million

Performance Fee-Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Kim Tilley	0	N/A	0	N/A	1	$55.5 million
Terence Brennan	0	N/A	0	N/A	0	N/A

Conflicts of Interest

Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to the Fund’s investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Fund is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts. Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts, including the following:

Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund may be subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts in addition to the Fund.

Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.

The table above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.

Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.

Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

Brookfield Public Securities Group, LLC

As of March 31, 2024, in addition to the Fund, Brookfield’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets of Other Pooled Investment Vehicles	Number	Total Assets of Other Accounts
Larry Antonatos and Gaal Surugeon	3	$1.08 billion	6	$845.7 million	6	$442.7 million

Performance Fee Based Fee Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Larry Antonatos and Gaal Surugeon	0	$0	1	$68.1 million	1	$26.5

Conflicts of Interest

In the course of our normal business, Brookfield may encounter situations where Brookfield faces a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of Brookfield or its personnel diverge from those of a client or when Brookfield or its personnel have obligations to more than one party whose interests are different. In order to preserve its reputation and comply with applicable legal and regulatory requirements, Brookfield believes managing perceived conflicts is as important as managing actual conflicts.

A list of potential conflicts can be found in the Brookfield Public Securities Group LLC’s Form ADV, Part 2A.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Versus Capital Advisors LLC

A team approach is used by the Adviser to manage the Fund. The Investment Committee of the Adviser is chaired by Casey Frazier and includes Dave Truex, among others. Mr. Frazier and Mr. Truex are each paid a base salary, a discretionary bonus, and a share of the profits, if any, earned in their ownership of the Adviser.

Sub-Advisers

Lazard Asset Management LLC

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the Prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Brookfield Public Securities Group, LLC

Brookfield incentivizes its professionals by providing competitive compensation packages designed to strategically align employee, client and firm interests. Compensation packages typically include an attractive and appropriate balance of base salary and cash bonus; investment personnel also receive incentive-oriented compensation tied to client-generated performance fees for certain strategies.

Specifically, investment team member compensation is assessed over an appropriate time horizon (up to three years) and is based on an employee’s investment decisions relative to the performance of his or her respective area of sector/geographical coverage, in addition to the team’s performance relative to the benchmark and on an absolute basis. Team members are incentivized by an annual discretionary bonus, which is largely derived from their long-only product investment decisions. Investment team members share in an additional bonus pool to the extent that the team generates incentive fees in certain strategies.

To aid in retention, portfolio managers, senior analysts and other key personnel receive a portion of their bonus in the form of deferred compensation through Brookfield’s Long-Term Incentive Plan (“LTIP”). LTIP compensation is invested in PSG’s funds with a multi-year vesting schedule. LTIP deferred compensation amounts are approved annually by Brookfield’s Board of Directors. To securely align Brookfield professionals’ interests with those of its clients, the primary factor influencing compensation amount is achievement of client objectives. Relative performance of all strategies and clients is also taken under serious consideration.

(a)(4)	Disclosure of Securities Ownership

Versus Capital Advisors LLC

The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of March 31, 2024.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Casey Frazier	$500,001-$1,000,000
Dave Truex	$10,001-$50,000

Sub-Advisers

Lazard Asset Management LLC

As of March 31, 2024, Lazard’s portfolio managers did not beneficially own any shares of the Fund.

Brookfield Public Securities Group, LLC

As of March 31, 2024, Brookfield’s portfolio manager did not beneficially own any shares of the Fund.

(b) Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Versus Capital Real Assets Fund LLC

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date	June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date	June 7, 2024

By (Signature and Title)*	/s/ Brian Petersen
Brian Petersen, Chief Financial Officer
(principal financial officer)

Date	June 7, 2024

* Print the name and title of each signing officer under his or her signature.